February 25, 2002


                        SCUDDER 21ST CENTURY GROWTH FUND
                              SCUDDER BALANCED FUND
                           SCUDDER CAPITAL GROWTH FUND
                          SCUDDER CASH INVESTMENT TRUST
                            SCUDDER DEVELOPMENT FUND
                         SCUDDER DIVIDEND & GROWTH FUND
                      SCUDDER EMERGING MARKETS GROWTH FUND
                      SCUDDER EMERGING MARKETS INCOME FUND
                            SCUDDER GLOBAL BOND FUND
                          SCUDDER GLOBAL DISCOVERY FUND
                               SCUDDER GLOBAL FUND
                                SCUDDER GNMA FUND
                                SCUDDER GOLD FUND
                       SCUDDER GREATER EUROPE GROWTH FUND
                         SCUDDER GROWTH AND INCOME FUND
                            SCUDDER HEALTH CARE FUND
                       SCUDDER HIGH-YIELD OPPORTUNITY FUND
                        SCUDDER HIGH-YIELD TAX-FREE FUND
                               SCUDDER INCOME FUND
                           SCUDDER INTERNATIONAL FUND
                        SCUDDER LARGE COMPANY GROWTH FUND
                        SCUDDER LARGE COMPANY VALUE FUND
                           SCUDDER LATIN AMERICA FUND
                         SCUDDER MANAGED MUNICIPAL BONDS
                       SCUDDER MASSACHUSETTS TAX-FREE FUND
                        SCUDDER MEDIUM-TERM TAX-FREE FUND
                           SCUDDER MONEY MARKET SERIES
                       SCUDDER PACIFIC OPPORTUNITIES FUND
                 SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO
                    SCUDDER PATHWAY SERIES: GROWTH PORTFOLIO
                   SCUDDER PATHWAY SERIES: MODERATE PORTFOLIO
                           SCUDDER S&P 500 INDEX FUND
                         SCUDDER SELECT 1000 GROWTH FUND
                             SCUDDER SELECT 500 FUND
                          SCUDDER SHORT TERM BOND FUND
                        SCUDDER SMALL COMPANY STOCK FUND
                        SCUDDER SMALL COMPANY VALUE FUND
                           SCUDDER TAX-FREE MONEY FUND
                       SCUDDER TECHNOLOGY INNOVATION FUND
                        SCUDDER U.S. TREASURY MONEY FUND



                                 IMPORTANT NEWS
                          FOR SCUDDER FUND SHAREHOLDERS



         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.



                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations, which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name.

         As a result of the sale of Scudder to Deutsche Bank, your Fund's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Fund, the Fund's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Fund, as well as, if you are a shareholder of Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Fund, Scudder International Fund, Scudder Pacific Opportunities Fund and Scudder Gold Fund, new sub-advisory agreements. The Board members of your Fund, including those who are not affiliated with your Fund, Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Fund and each other proposal applicable to your Fund.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Fund in order for Scudder to continue serving as your Fund's investment manager.

Q.       HOW  WILL  THE  TRANSACTION  WITH  DEUTSCHE  BANK  AFFECT  ME AS A FUND
         SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the same Fund, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Fund will continue to be branded and marketed as a "Scudder" fund. Your Fund's investment management agreement will still be with Scudder and the terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that, to the extent permissible, pursuant to the new investment management agreement, Scudder would be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any advisory entity that Scudder controls, is controlled by, or is under common control with, upon the approval of the Board members of your Portfolio, including those who are not affiliated with your Portfolio, Scudder or Deutsche Bank. Scudder, though, will be combined with and integrated into Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund and its shareholders, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Information Concerning the Transaction and Deutsche Bank" in Proposal 1.

Q. WILL THE INVESTMENT MANAGEMENT FEE RATE BE THE SAME UPON APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. Yes, the investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

Q.       HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the members of your Fund's Board, including those who are not affiliated with your Fund, Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Recommendation" and "Board Considerations" in Proposal 1.

Q. WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A. No, neither you nor your Fund will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.

Q.       HOW CAN I VOTE MY SHARES?

A. You may choose from one of the following options as described in more detail on the proxy card(s):

          o    by mail, using the enclosed proxy card(s) and return envelope;

          o    by telephone, using the toll free number on your proxy card(s);

          o through the Internet, using the website address on your proxy card(s); or

          o    in person at the shareholder meeting.

Q.       WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

A. Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q.       WHOM  SHOULD  I  CALL  FOR  ADDITIONAL  INFORMATION  ABOUT  THIS  PROXY
         STATEMENT?

A.       Please  call   Georgeson   Shareholder   Communications,   your  Fund's
         information agent, at (866) 515-0333.

                                                              February 25, 2002

         Dear Shareholder:

         The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

         The following important facts about the Transaction are outlined below:

o The Transaction will have no effect on the number of shares you own or the value of those shares.

o The investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

o Your Fund's investment management agreement will still be with Scudder, and the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement, except for the addition of certain language that, to the extent permissible, pursuant to the new investment management agreement, Scudder would be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any advisory entity that Scudder controls, is controlled by, or is under common control with, upon the approval of the Board members of your Portfolio, including those who are not affiliated with your Portfolio, Scudder or Deutsche Bank.

o Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.

o The members of your Fund's Board, including those who are not affiliated with your Fund, Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

         Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Special Meetings of Shareholders.

         Please take the time to read the enclosed materials.

         The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

         To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

         Your vote is very important to us. If we do not hear from you by [date], our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.


Respectfully,

Linda C. Coughlin
President

PRELIMINARY COPY


                        SCUDDER 21ST CENTURY GROWTH FUND
                              SCUDDER BALANCED FUND
                           SCUDDER CAPITAL GROWTH FUND
                          SCUDDER CASH INVESTMENT TRUST
                            SCUDDER DEVELOPMENT FUND
                         SCUDDER DIVIDEND & GROWTH FUND
                      SCUDDER EMERGING MARKETS GROWTH FUND
                      SCUDDER EMERGING MARKETS INCOME FUND
                            SCUDDER GLOBAL BOND FUND
                          SCUDDER GLOBAL DISCOVERY FUND
                               SCUDDER GLOBAL FUND
                                SCUDDER GNMA FUND
                                SCUDDER GOLD FUND
                       SCUDDER GREATER EUROPE GROWTH FUND
                         SCUDDER GROWTH AND INCOME FUND
                            SCUDDER HEALTH CARE FUND
                       SCUDDER HIGH-YIELD OPPORTUNITY FUND
                        SCUDDER HIGH-YIELD TAX-FREE FUND
                               SCUDDER INCOME FUND
                           SCUDDER INTERNATIONAL FUND
                        SCUDDER LARGE COMPANY GROWTH FUND
                        SCUDDER LARGE COMPANY VALUE FUND
                           SCUDDER LATIN AMERICA FUND
                         SCUDDER MANAGED MUNICIPAL BONDS
                       SCUDDER MASSACHUSETTS TAX-FREE FUND
                        SCUDDER MEDIUM-TERM TAX-FREE FUND
                           SCUDDER MONEY MARKET SERIES
                       SCUDDER PACIFIC OPPORTUNITIES FUND
                 SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO
                    SCUDDER PATHWAY SERIES: GROWTH PORTFOLIO
                   SCUDDER PATHWAY SERIES: MODERATE PORTFOLIO
                           SCUDDER S&P 500 INDEX FUND
                         SCUDDER SELECT 1000 GROWTH FUND
                             SCUDDER SELECT 500 FUND
                          SCUDDER SHORT TERM BOND FUND
                        SCUDDER SMALL COMPANY STOCK FUND
                        SCUDDER SMALL COMPANY VALUE FUND
                           SCUDDER TAX-FREE MONEY FUND
                       SCUDDER TECHNOLOGY INNOVATION FUND
                        SCUDDER U.S. TREASURY MONEY FUND


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

         Please take notice that Special Meetings of Shareholders (each, a "Meeting") of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"), will be held jointly at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meetings:

Proposal 1:     For each Fund, to approve a new investment  management agreement for the Fund with [Zurich Scudder Investments, Inc.];

Proposal 2:     (For  shareholders  of Scudder  Emerging  Markets  Income  Fund,
                Scudder Global Bond Fund, Scudder Greater Europe Growth Fund and
                Scudder International Fund only) to approve a new sub-advisory agreement between the Fund's investment manager and Deutsche
                Asset Management Investment Services Limited;

Proposal 3:     (For shareholders of Scudder Pacific Opportunities Fund only) to
                approve  a  new  sub-advisory   agreement   between  the  Fund's
                investment  manager  and Zurich  Scudder  Investments  Singapore
                Limited; and

Proposal 4      (For  shareholders  of Scudder  Gold Fund only) to approve a new sub-advisory agreement between the Fund's investment manager and Scudder Investments Australia Limited.

        The Board of each Fund recommends that shareholders vote FOR all applicable Proposals.

         The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

         Holders of record of shares of each Fund at the close of business on February 8, 2002 are entitled to vote at a Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                      By Order of the Boards,



                                                              John Millette
                                                                  Secretary
February 25, 2002


IMPORTANT - We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

PRELIMINARY COPY

                                                              February 25, 2002

                        SCUDDER 21ST CENTURY GROWTH FUND
                              SCUDDER BALANCED FUND
                           SCUDDER CAPITAL GROWTH FUND
                          SCUDDER CASH INVESTMENT TRUST
                            SCUDDER DEVELOPMENT FUND
                         SCUDDER DIVIDEND & GROWTH FUND
                                SCUDDER GNMA FUND
                                SCUDDER GOLD FUND
                         SCUDDER GROWTH AND INCOME FUND
                            SCUDDER HEALTH CARE FUND
                       SCUDDER HIGH-YIELD OPPORTUNITY FUND
                        SCUDDER HIGH-YIELD TAX-FREE FUND
                               SCUDDER INCOME FUND
                        SCUDDER LARGE COMPANY GROWTH FUND
                        SCUDDER LARGE COMPANY VALUE FUND
                         SCUDDER MANAGED MUNICIPAL BONDS
                       SCUDDER MASSACHUSETTS TAX-FREE FUND
                        SCUDDER MEDIUM-TERM TAX-FREE FUND
                           SCUDDER MONEY MARKET SERIES
                 SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO
                    SCUDDER PATHWAY SERIES: GROWTH PORTFOLIO
                   SCUDDER PATHWAY SERIES: MODERATE PORTFOLIO
                           SCUDDER S&P 500 INDEX FUND
                         SCUDDER SELECT 1000 GROWTH FUND
                             SCUDDER SELECT 500 FUND
                          SCUDDER SHORT TERM BOND FUND
                        SCUDDER SMALL COMPANY STOCK FUND
                        SCUDDER SMALL COMPANY VALUE FUND
                           SCUDDER TAX-FREE MONEY FUND
                       SCUDDER TECHNOLOGY INNOVATION FUND
                        SCUDDER U.S. TREASURY MONEY FUND
                             Two International Place
                        Boston, Massachusetts 02110-4103

                      SCUDDER EMERGING MARKETS GROWTH FUND
                      SCUDDER EMERGING MARKETS INCOME FUND
                            SCUDDER GLOBAL BOND FUND
                          SCUDDER GLOBAL DISCOVERY FUND
                               SCUDDER GLOBAL FUND
                       SCUDDER GREATER EUROPE GROWTH FUND
                           SCUDDER INTERNATIONAL FUND
                           SCUDDER LATIN AMERICA FUND
                       SCUDDER PACIFIC OPPORTUNITIES FUND
                                 345 Park Avenue
                            New York, New York 10154


                              JOINT PROXY STATEMENT

                                     General

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of the trusts/corporations listed on Appendix 1 hereto (each trust is referred to as a "Trust" and, collectively, the "Trusts" and each corporation is referred to as a "Corporation" and, collectively, the "Corporations"). These proxies will be used at the Special Meeting of Shareholders of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"). These meetings are to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("Scudder" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (each, a "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about February 25, 2002 or as soon as practicable thereafter.

         Proposal 1 relates to the approval of a new investment management agreement for each Fund, Proposal 2 is only relevant to shareholders of Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund and Scudder International Fund and relates to the approval of a new sub-advisory agreement with Deutsche Asset Management Investment Services Limited, Proposal 3 is only relevant to shareholders of Scudder Pacific Opportunities Fund and relates to the approval of a new subadvisory agreement with Zurich Scudder Investments Singapore Limited, and Proposal 4 is only relevant to shareholders of Scudder Gold Fund and relates to the approval of a new sub-advisory agreement with Scudder Investments Australia Limited. As discussed below, shareholder approval of the Proposals will have no effect upon the investment management fee rates currently in effect. The Transaction is described below under "Introduction."

         The Board of each Fund recommends that shareholders vote FOR all Proposals. The vote required to approve these Proposals is described below under "Additional Information."

         In the descriptions of the Proposals below, for simplicity, actions are described as being taken by a Fund that is a series of a Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable Fund.

          Each Fund provides periodic reports to its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Fund and a copy of any more recent semi-annual report, without charge, by calling [ ] or writing the Fund, c/o Zurich Scudder Investments, Inc., at the address for the relevant Fund shown at the beginning of this Proxy Statement.

                           Proposal 1: Approval of New
                         Investment Management Agreement

Introduction

         Scudder acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder (each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain Scudder U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion in open-end mutual fund assets managed in the United States.

        Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the
"1940 Act"), of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder is being proposed for approval by shareholders of each Fund. The form of New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except for the addition of certain language that may provide more flexibility in integrating Scudder with the Deutsche Bank organization going forward, as discussed below under "Differences Between the Current and New Investment Management Agreements." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

         In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

         The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Trusts/Corporations by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

         On February 4, 2002, the Board of each Trust/Corporation, including each Trustee/Director who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or of the Trust/Corporation within the meaning of the 1940 Act (the "Independent Trustees/Directors"), voted unanimously to approve the New Investment Management Agreements and to recommend their approval to shareholders.

         For information about the Boards' deliberations and the reasons for their recommendation, please see "Board Considerations" below.

         The Board of each Trust/Corporation unanimously recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for each Fund.

Information Concerning the Transaction and Deutsche Bank

Description of the Transaction

         On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, Scudder's name will change to and it will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

         The Transaction will take place in three steps:

o First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

o Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

o Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

         In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Investment Manager."

         As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Fund's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board of the affected Fund would make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of that Fund and its shareholders.

         The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Funds, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct in all material respects; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close on or about April [ ], 2002.

         Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," above.

         Appendix 2 provides information regarding Scudder's current business, including its stockholders, directors and officers.

Deutsche Bank

         Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to [ ] U.S. mutual funds, which in the aggregate have $[ ] in assets.

Anticipated Operational Changes

        As proposed, Scudder will for the immediate future remain a separate corporate entity within the Deutsche Asset Management Group and, subject to shareholder approval, will continue to serve as the registered investment adviser to the Funds under the New Management Agreements. Scudder will, however, be integrated operationally into Deutsche Asset Management and will utilize the services of personnel from other parts of the organization in providing services to the Funds and its other clients. In particular, the investment operations of Scudder will become part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide. As a result, in an effort to improve investment performance in certain areas current investment personnel of Deutsche Asset Management will assume portfolio management responsibilities for many of the Funds. A list of portfolio manager changes currently contemplated for the Funds is included in Appendix 3. Similarly, the various other services related to the mutual fund operations of both companies - shareholder servicing, investment operations, fund accounting, legal and compliance, sales and marketing - will also be integrated into a common service platform. Deutsche Bank and Scudder have advised the Independent Trustees/Directors that they believe that the combined organization will continue to provide services that will be equal or better in scope and quality to those currently being provided to the Funds by Scudder and its affiliates.

         As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that point, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will be Chairman of Deutsche Asset Management, will join the existing Deutsche Asset Management Global Executive Committee and will become a member of the PCAM Americas Region leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

        Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

        On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving Scudder, its majority-owned subsidiary. Over the course of the following months, the Independent Trustees/Directors met several times, both privately and with senior Scudder and Zurich Financial personnel, to discuss the potential benefits and risks to the Funds and their shareholders from a strategic transaction. The Independent Trustees/Directors were assisted in this process by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. The Independent Trustees/Directors developed certain basic principles that would guide their review of any proposed strategic transaction. These basic principles were communicated to Scudder in August 2001, and were intended to be shared with any potential strategic partner.

         On September 23, 2001, Zurich Financial and Deutsche Bank entered into a preliminary agreement whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's UK operations) from Zurich Financial. At a meeting on September 24, 2001, the Independent Trustees/Directors met with senior Scudder and Deutsche Bank personnel to discuss the general terms of the proposed acquisition, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank, Scudder's views on the proposed acquisition, and Deutsche Bank's general plans for operating Scudder as part of its global asset management business.

         Thereafter, the Independent Trustees/Directors met on numerous occasions (both prior to and following the execution of the definitive agreement between Zurich Financial and Deutsche Bank on December 3, 2001) to discuss the Transaction and its potential impact on the Funds and their shareholders. The Independent Trustees/Directors were assisted throughout this process by their independent legal counsel and independent consultants.

         In the course of their review, the Independent Trustees/Directors requested and reviewed substantial information regarding the management, financial position and business of Deutsche Bank and Deutsche Asset Management; the history of Deutsche Bank's business and operations, including its compliance history and the history of its recent acquisitions; Deutsche Asset Management's U.S. mutual fund operations, including the investment performance of mutual funds advised by Deutsche Asset Management; the proposed structure, operations and processes of the combined organization after the Transaction; Deutsche Bank's strategic and financial goals following the Transaction; the terms of the Transaction; and the future operational plans of Deutsche Bank and Scudder with respect to Scudder and its affiliated entities.

         The Independent Trustees/Directors gave careful consideration to the extensive organizational changes that Scudder will undergo as a result of the Transaction. They considered the fact that, while Scudder would continue as a separate legal entity for the immediate future, it would be integrated operationally with the global asset management business of Deutsche Bank. They also considered the significant expense reductions being planned for the combined organization designed to eliminate duplicate operations, as well as to reduce the scale of the organization to reflect current adverse conditions in the securities markets and in the investment management business. In this regard, the Independent Trustees/Directors also considered the expense reductions that would likely be necessary under current market and business conditions to operate Scudder's business efficiently absent the Transaction. The Independent Trustees/Directors were assured that the planned expense reductions would not adversely affect the scope and quality of services being provided to the Funds and that a substantial portion of any future revenue growth (commensurate with reasonable profit levels) would be reinvested in Deutsche Bank's U.S. mutual fund business.

          The Independent Trustees/Directors also considered the potential benefits to the Funds and their shareholders of the increased scale and scope of the global asset management platform that will result from the Transaction. In this regard, the Independent Trustees/Directors reviewed the investment performance records of the Deutsche Bank investment professionals who will be assuming responsibility as Fund portfolio managers. Deutsche Bank also advised the Independent Trustees/Directors that it was actively seeking to hire additional investment professionals to strengthen the capabilities of the combined firm in certain areas. The Independent Trustees/Directors also considered Deutsche Bank's assurances that Scudder will at all times have the resources necessary to enable it to meet its obligations to the Funds and that the services provided by Scudder and its affiliates following the transaction will be equal or better in scope and quality to those currently being provided. Further, Deutsche Bank has assured the Independent Trustees/Directors that they will continue to receive all information that they deem necessary or desirable to the discharge of their oversight responsibilities.

        The Independent Trustees/Directors also considered the potential advantages that the combined organization might bring to strengthening the "Scudder" brand name in the U.S. mutual fund marketplace. Deutsche Bank has confirmed its intention to extend the "Scudder" brand name to its existing mutual fund products, and to continue investing in building public awareness of the brand. Deutsche Bank also confirmed its intention to continue Scudder's current policy of emphasizing distribution through financial intermediaries.

         The Independent Trustees/Directors requested and received assurances that service levels provided to Class AARP and Class S shareholders will not be diminished as a result of the Transaction. Many of such shareholders may, in fact, experience an increase in service quality and responsiveness as a result of Deutsche Bank's agreement to meet higher service standards for these share classes.

         For many years, Scudder has offered members of AARP investment opportunities in mutual funds offering shareholder services specifically tailored to their needs (the "AARP Investment Program"). Since 2000, these investment opportunities have been offered through AARP Class shares of the Funds. AARP has informed the Independent Trustees/Directors that it believes that approval of the New Investment Management Agreement is in the best interests of its members owning Class AARP shares of the Funds.

         Deutsche Bank and Scudder each assured the Independent Trustees/Directors that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company to receive benefits in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must be persons who are not "interested persons" of such investment adviser. (The current composition of the Board of each Fund would be in compliance with this provision of Section 15(f).) Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. Deutsche Bank and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund in connection with the Transaction. Deutsche Bank and Scudder have undertaken to pay the costs of preparing and distributing proxy materials to the Funds' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Independent Trustees/Directors relating to their review of the Transaction.

        In previously approving the continuation of the Current Investment Management Agreements in August 2001, the Independent Trustees/Directors had considered numerous factors, including, among others, the nature, quality and extent of services provided by Scudder to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; Scudder's profitability from managing the Funds (both individually and collectively) and the other investment companies managed by Scudder before marketing expenses paid by Scudder. Based on a review of recent market and industry trends and financial results of Scudder's businesses, the Independent Trustees/Directors concluded not to seek any changes in the fee arrangements currently in place between the Funds and Scudder and its affiliates at this time. The Independent Trustees/Directors expect to review these arrangements in further detail in connection with their consideration of the annual continuation of these arrangements on or prior to September 30, 2002.

         In addition, in considering whether to approve the New Investment Management Agreement for each Fund (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Fund except as described below under "Differences Between the Current and New Investment Management Agreements"), each Board considered the potential benefit to the Funds of providing the Investment Manager more flexibility in structuring portfolio management services for each Fund. Each Board recognized that it may be beneficial to the Funds to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Funds would require the prior approval of a majority of the members of a Fund's Board, including a majority of the Independent Trustees; and (ii) the management expenses incurred by the Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Funds. Scudder will retain full responsibility for the actions of any such sub-adviser.

         Based on all of the foregoing, at a meeting on February 4, 2002, the Board of each Fund, including the Independent Trustees/Directors of each Fund, voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

          Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as the transfer agent and dividend-paying agent for Class A, B, C and I shares of each Fund (to the extent a Fund offers such shares) and the sub-transfer agent for Class S and AARP shares of each Fund (to the extent a Fund offers such Class S and AARP shares). [For [ ], State Street Bank and Trust Company ("SSB") is the transfer and dividend-paying agent. Pursuant to a services agreement with SSB, SISC serves as "Shareholder Service Agent" of [ ] and, as such, performs all of SSB's duties as transfer and dividend paying agent.] Scudder Services Corp. ("SSC"), an affiliate of Scudder, serves as the transfer agent for Class S and AARP shares of each Fund (to the extent a Fund offers such shares). Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, provides information and administrative services for Class A, B and C shareholders of each Fund. SDI is also the principal underwriter and distributor of each Fund's Class A, B, C and I shares (to the extent a Fund offers such shares) and acts as agent of each Fund in the sale of its shares. For the Class B shares and Class C shares of each Fund, SDI receives a Rule 12b-1 distribution fee of 0.75%, and, for the Class A shares, Class B shares and Class C shares, a shareholder services fee of 0.25%, of average daily net assets of each such class. Scudder Investor Services, Inc. ("SISI"), Two International Place, Boston, Massachusetts
02110-4103, an affiliate of Scudder, is the principal underwriter and distributor of each Fund's Class S and AARP shares (to the extent a Fund offers such shares). Appendix 4 sets forth for each Fund the fees paid to SFAC, SISC, SSC, STC, SDI and SISI during the last fiscal year of each Fund.

         SFAC, SISC, [SSB,] SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved. In addition, in light of the fact that the agreements with SDI and SISI will, by their terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Boards have unanimously approved the continuation of these agreements following the closing of the Transaction. As such, SDI and SISI will continue to provide underwriting, administrative and underwriting services under the current arrangements if the New Investment Management Agreements are approved. All expenses related to the provision of these services to the Funds, with the exception of the Rule 12b-1 distribution fee and shareholder services fee paid by the Funds to SDI as described above, are currently paid for by Scudder in exchange for a unitary administrative fee, as described below.

         Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

Portfolio Transactions

         Scudder places orders for portfolio transactions on behalf of the Funds with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder may consider sales of shares of the Funds and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, it is expected that Scudder's trading system and related brokerage policies will be conformed to those of Deutsche Bank. [Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder and that it does not expect that the level of portfolio transaction/placements will materially differ than those of Scudder in the past.]

Description of the Current Investment Management Agreements

         General. Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust or Corporation's Articles of Incorporation, as applicable, By-Laws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees/Directors may determine.

         Investment Manager's Responsibilities. Each Current Investment Management Agreement, except for Scudder S&P 500 Index Fund's, states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for each Trust's/Corporation's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Trust/Corporation, as it may reasonably request, in the conduct of each applicable Fund's business, subject to the direction and control of each Trust's/Corporation's Board.

        Fund Expenses. Under each Current Investment Management Agreement, each Fund is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale;
compensation and expenses of Independent Trustees/Directors; the cost of printing and distributing reports, notices and dividends to current
shareholders;   and  the  fees  and   expenses   of  each   Fund's   custodians,
subcustodians, dividend disbursing agents and registrars.(1) Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees/Directors of each Trust/Corporation with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust/Corporation; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

(1) Certain expenses of most Funds are currently being borne by Scudder pursuant to an administrative services agreement between Scudder and those Funds. In turn, those Funds pay an annual administrative services fee to Scudder, as described in Appendix 6.


         Expenses Paid by the  Investment  Manager.  The  Investment  Manager is
responsible for the payment of the compensation and expenses of all Trustees/Directors, officers and executive employees of each Trust/Corporation (including each Fund's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees/Directors, officers and employees as may be duly elected officers of each Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees/Directors, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees/Directors and officers of each Trust/Corporation who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of each Trust/Corporation, or any committee thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by a Trust/Corporation to any of its officers or Trustees/Directors who were affiliated with the Investment Manager.

         Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in Appendix 5.

         Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

         Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Current Agreements

         The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Trustees/Directors and the shareholders of each Fund and the date to which each Current Investment Management Agreement was last continued is included in Appendix 7.

The New Investment Management Agreements

         The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the first half of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Fund, or by the Board and, in either event, the vote of a majority of the Independent Trustees/Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of such Trust/Corporation will take such action, if any, as it deems to be in the best interests of the Fund and its shareholders, including (without limitation) re-submitting this Proposal for shareholder approval, or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees/Directors.

Differences Between the Current and New Investment Management Agreements

         The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, to the extent permissible, pursuant to each New Investment Management Agreement the Investment Manager would be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any advisory entity that the Investment Manager controls, is controlled by, or is under common control with, upon the approval of the Independent Trustees/Directors and the full Board. Shareholders of a Fund that is affected by any adjustment would receive prompt notice following approval by the Independent Trustees/Directors. The management fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-advisers.

         The investment management fee rates paid by the Funds under the New Investment Management Agreements are the same as those currently in effect.

          The Trustees/Directors of each Trust/Corporation unanimously recommend that shareholders of each Fund vote FOR the
        approval of a New Investment Management Agreement for that Fund.



    Proposal 2: Approval Of New Sub-Advisory Agreements on behalf of Scudder
        Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder
           Greater Europe Growth Fund and Scudder International Fund

         Scudder has proposed entering into a sub-advisory agreement (each, a "Sub-Advisory Agreement"), on behalf of Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund and Scudder International Fund (each, a "Fund"), respectively, with Deutsche Asset Management Investment Services Limited ("DeAMIS") pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to Scudder. Each Sub-Advisory Agreement was unanimously approved by each Board of Directors, including each Independent Director, at a meeting held on February 4, 2002.

         It is anticipated that following the closing of the Transaction, the portfolio management teams that are responsible for managing all or a portion of the Funds' assets will transition from the United States to London and will become employees of DeAMIS. It is expected that this transition will allow the portfolio management teams to access the global reach of Deutsche Asset Management more effectively.

         Following the closing of the Transaction, a certain amount of time will be necessary to permit Scudder and Deutsche Asset Management to prepare and institute the necessary arrangements for the portfolio managers to transition to DeAMIS. As such, the Sub-Advisory Agreements will go into effect at different times following the closing of the Transaction (and in any case not more than two years following such date) upon the approval of the relevant Board and its Independent Directors. In addition, the fees to be paid to DeAMIS will at that time be determined, again upon the approval of the relevant Board and its Independent Directors. Any such fees payable under the Sub-Advisory Agreements are paid by Scudder and have no effect on management fees paid by the Fund to Scudder pursuant to the Investment Management Agreements. In no case will the investment management fees paid to DeAMIS by Scudder be greater than those paid by the Funds to Scudder pursuant to the Investment Management Agreements.

         Each Sub-Advisory Agreement has unanimously been approved by the Board, is now being submitted for approval by the shareholders of each Fund. If it is approved by the shareholders of each Fund, the Sub-Advisory Agreement relating to a Fund would continue in effect until September 30, 2002 unless earlier terminated, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of that Fund, and also, in either event, approval by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund should fail to approve the Sub-Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

Board Considerations

         On February 4, 2002, the Board, including the Independent Directors, of each Fund unanimously voted to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend their approval to the shareholders of each Fund.

         [In considering whether to approve the New Sub-Advisory Agreements, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) In addition, the Board considered the recommendation of Scudder and various information and materials provided by each of Scudder and DeAMIS. The Board also considered that approval of the Sub-Advisory Agreements would not result in significant changes to the portfolio management teams responsible for the Funds. As discussed above, the Sub-Advisory Agreements will allow the portfolio managers to integrate with DeAMIS' London facilities. Furthermore, the Boards considered that approval of the Sub-Advisory Agreements would not affect management fees paid by the Funds.]

         [The  Boards  were  apprised  that the  deferral  in  implementing  the
Sub-Advisory Agreements is needed to permit Scudder and Deutsche Asset Management a sufficient amount of time (which may vary for different Funds) to plan, prepare and institute the necessary arrangements for the transition of portfolio management teams to DeAMIS. Scudder also emphasized to the Boards that the Sub-Advisory Agreements would be implemented only upon the approval of the applicable Fund's Independent Directors and full Board based on information they then deemed adequate and necessary to consider these arrangements, including fee arrangements.]

         The Board unanimously recommends that shareholders of each Fund vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Sub-Advisory Agreements

        Under each Sub-Advisory Agreement, DeAMIS shall furnish Scudder with information, investment recommendations, advice and assistance, as Scudder from time to time reasonably requests. In addition, each Sub-Advisory Agreement provides that DeAMIS shall maintain a separate staff within its organization to furnish such services exclusively to Scudder.

         As noted above, the investment management fee payable under each Sub-Advisory Agreement would be paid by the Investment Manager, not the Funds, and will be set, and may vary from time to time thereafter, subject to the approval of the applicable Fund's Board, including a majority of its Independent Directors.

         Each Sub-Advisory Agreement further provides that DeAMIS shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Sub-Advisory Agreement.

         Each Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding voting securities of a Fund, and automatically terminates in the event of the termination of a Fund's Investment Management Agreement or in the event of its assignment.

Information about DeAMIS

         DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed more than $6 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

         The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No
Directors or officers of the Corporation are employees, officers, directors or shareholders of DeAMIS.

         Alexander Tedder.  Director of DeAMIS.
         Richard Charles Wilson.  Director of DeAMIS.
         Annette Jane Fraser.  Chief Executive Officer of DeAMIS.
         Stephen John Maynard.  Finance Officer of DeAMIS.
         Matthew Alan Linsey.  Director of DeAMIS.
         Adrian Dyke.  Secretary of DeAMIS.

         Exhibit C sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised or subadvised by DeAMIS that have similar investment objectives to the Funds. (See above for information regarding the subadvisory fee rate and aggregate subadvisory fee paid for each Fund.)

Fund Transactions

         DeAMIS will place all orders for portfolio transactions of the Funds' securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to a Fund or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. In selecting brokers and dealers with which to place portfolio transactions for a Fund, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by DeAMIS.

Required Vote

         Approval of each Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of each Fund.

      The Directors of each Fund unanimously recommend that shareholders of each Fund vote FOR the approval of the New Sub-Advisory Agreement.

     Proposal 3: Approval of New Sub-Advisory Agreement with Zurich Scudder Investments Singapore Limited with respect to Scudder Pacific Opportunities Fund

         Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of Scudder Pacific Opportunities Fund (the "Pacific Opportunities Fund"), with Zurich Scudder Investments Singapore Limited ("Zurich Scudder Singapore") pursuant to which Zurich Scudder Singapore furnishes information, investment recommendations, advice and assistance to Scudder.

         The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to the Pacific Opportunities Fund. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Zurich Scudder
Singapore (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of the Pacific Opportunities Fund. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit D. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement are fully described under "Description of the Current Sub-Advisory Agreement" below.

         In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms then in effect, as more fully described below.

Board Considerations

         On February 4, 2002, the Board, including the Independent Directors, of the Pacific Opportunities Fund unanimously voted to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend their approval to the shareholders of the Pacific Opportunities Fund.

         [In considering whether to approve the New Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Zurich Scudder Singapore and
(ii) the New  Sub-Advisory  Agreement  is  materially  identical  to the Current
Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Zurich Scudder Singapore in approving the New Sub-Advisory Agreement.]

         The Board unanimously recommends that shareholders vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

         The Current Sub-Advisory Agreement provides that Zurich Scudder Singapore shall furnish Scudder Kemper with information, investment recommendations, advice and assistance, as Scudder Kemper from time to time reasonably requests. In addition, the Current Sub-Advisory Agreement provides that Zurich Scudder Singapore shall maintain a separate staff within its organization to furnish such services exclusively to Scudder Kemper. For the benefit of the Pacific Opportunities Fund, Zurich Scudder Singapore has agreed to pay the fees and expenses of any Directors or Officers of the Pacific Opportunities Fund who are directors, officers or employees of Zurich Scudder Singapore or its affiliates, except that the Pacific Opportunities Fund has agreed to bear certain travel expenses of such Director, Officer or employee to the extent such expenses relate to the attendance as a director at a Board meeting of the Pacific Opportunities Fund.

         In return for the services it renders under the Current Sub-Advisory Agreement, Zurich Scudder Singapore is paid by Scudder Kemper monthly compensation which, on an annual basis, is equal to 0.385% of the value of the Pacific Opportunities Fund's average weekly net assets. During the fiscal year ended [ ], the fees paid by Scudder Kemper to Zurich Scudder Singapore, pursuant to the Current Sub-Advisory Agreement, amounted to $[ ].

         The Sub-Advisory Agreement further provides that Zurich Scudder Singapore shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Current Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Zurich Scudder Singapore in the performance of its duties or from reckless disregard by Zurich Scudder Singapore of its obligations and duties under the Current Sub-Advisory Agreement.

         The Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding voting securities of the Pacific Opportunities Fund, and, as stated above, automatically terminates in the event of the termination of the Pacific Opportunities Fund, currently effective investment advisory, management and administration agreement or in the event of its assignment.

Differences Between the Current and New Sub-Advisory Agreements

         The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about Zurich Scudder Singapore

         Zurich Scudder Singapore, a wholly owned subsidiary of Zurich Scudder Investments, Inc. ("Zurich Scudder"), serves as sub-advisor to the Pacific Opportunities Fund. The address of Zurich Scudder Singapore is 30 Cecil Street, #24-10 Prudential Tower, Singapore 049712. Zurich Scudder Singapore is registered with the U.S. Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended. Zurich Scudder Singapore renders investment advisory and management services with regard to the portion of the Fund's portfolio as allocated by Zurich Scudder.

     Zurich Scudder Singapore has the following Board of Directors and Officers:


Name and Position with
Zurich Scudder Singapore                Principal Occupation                          Address

Lynn S. Birdsong,                       Corporate Vice President and          c/o Zurich Scudder
Director                                Director, Zurich Scudder              Investments, Inc.
                                                                              345 Park Avenue
                                                                              New York, NY 10154

Lim Eng Cheng (Alan Lim),               Managing Director, Zurich Scudder     c/o Zurich Scudder Investments
Director                                                                      Singapore Limited
                                                                              30 Cecil Street
                                                                              #24-01 Prudential Tower
                                                                              Singapore 049712

Anthony Peter Moody,                    Asia Pacific Regional Director,       c/o Zurich Scudder Investments
Chairman and Director                   Zurich Scudder                        Asia Limited
                                                                              3408 One Exchange Square
                                                                              Central Hong Kong

Amanda Jane Allan,                      Regional Legal Manager, Zurich        c/o Zurich Scudder Investments
Director                                Scudder                               Australia Limited
                                                                              Level 42 AAP Centre
                                                                              259 George Street
                                                                              Sydney NSW 2000

Peter David Sartori,                    Head of Investments                   c/o Zurich Scudder Investments
Officer                                                                       Singapore Limited
                                                                              30 Cecil Street
                                                                              #24-01 Prudential Tower
                                                                              Singapore 049712

Tan Su May,                             Outside Counsel                       c/o Allen & Gledhill
Company Secretary                                                             36 Robinson Road #18-01
                                                                              City House
                                                                              Singapore 068877

         Except for Mr. Sartori, who is an officer of both the Pacific Opportunities Fund and Zurich Scudder Singapore, no directors or officers of the Fund are employees, officers, directors or shareholders of Zurich Scudder Singapore.

         Exhibit E sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised or subadvised by Zurich Scudder Singapore that have similar investment objectives to the Fund.
(See above for information regarding the subadvisory fee rate and aggregate subadvisory fee paid for the Fund.)

[Must disclose any benefits derived or to be derived by the sub-advisor from the
relationship   with  the  Pacific   Opportunities   Fund  such  as  soft  dollar
arrangements]

[Must disclose for the most recently completed fiscal year (i) the amount of any brokerage commissions paid by the Pacific Opportunities Fund to any broker affiliated with the sub-advisor, (ii) the percentage of the Pacific Opportunities Fund's aggregate brokerage commissions paid to such affiliated broker, and (iii) the identity of the affiliated broker and the relationship that results in the affiliation.]

Portfolio Transactions

         Zurich Scudder Singapore places all orders for portfolio transactions of the Portfolios' securities. When it can be done consistently with the policy of obtaining the most favorable net results, Zurich Scudder Singapore may place such orders with brokers and dealers who provide market, statistical and other research information to a Portfolio or Zurich Scudder Singapore. Zurich Scudder Singapore is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, Zurich Scudder Singapore may consider its affiliates and also firms that sell shares of mutual funds advised by Zurich Scudder Singapore or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by Zurich Scudder Singapore.

         There  were  no  brokerage   commissions  paid  by  the  Portfolios  to
"affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) for the most recently completed fiscal year.

Required Vote

         Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the Pacific Opportunities Fund.

   The Directors of the Pacific Opportunities Fund unanimously recommend that shareholders of the Pacific Opportunities Fund vote FOR the approval of the
                           New Sub-Advisory Agreement.

   Proposal 4: Approval of New Sub-Advisory Agreement with Scudder Investments
               Australia Limited with respect to Scudder Gold Fund

         Scudder has entered into a sub-advisory agreement (the "Current Sub-Advisory Agreement"), on behalf of Scudder Gold Fund (the "Gold Fund"), with Zurich Scudder Investments Australia Limited ("Zurich Scudder Australia") pursuant to which Zurich Scudder Australia furnishes information, investment recommendations, advice and assistance to Scudder.

         The Current Sub-Advisory Agreement provides for its automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreement applicable to the Gold Fund. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreement and will therefore cause a termination of the Current Sub-Advisory Agreement. Accordingly, a new sub-advisory agreement between Scudder and Zurich Scudder Australia (the "New
Sub-Advisory Agreement") is being proposed for approval by shareholders of the Gold Fund. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit D. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement are fully described under "Description of the Current Sub-Advisory Agreement" below.

         In the event that the Transaction does not, for any reason, occur, the Current Sub-Advisory Agreement will continue in accordance with its terms then in effect, as more fully described below.

Board Considerations

         On February 4, 2002, the Board, including the Independent Directors, of the Gold Fund unanimously voted to approve the New Sub-Advisory Agreement proposed by Scudder and to recommend their approval to the shareholders of the Gold Fund.

         [In considering whether to approve the New Sub-Advisory Agreement, the Board considered similar factors to those it considered in approving the New Investment Management Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Board considered the New Sub-Advisory Agreement was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of Zurich Scudder Australia and
(ii) the New  Sub-Advisory  Agreement  is  materially  identical  to the Current
Sub-Advisory Agreement, the Board did not conduct a special review on the operations of Zurich Scudder Australia in approving the New Sub-Advisory Agreement.]

         The Board unanimously recommends that shareholders vote in favor of the approval of the New Sub-Advisory Agreement.

Description of the Current Sub-Advisory Agreement

         The Current Sub-Advisory Agreement provides that Zurich Scudder Australia shall furnish Scudder Kemper with information, investment recommendations, advice and assistance, as Scudder Kemper from time to time reasonably requests. For the benefit of the Gold Fund, Zurich Scudder Australia has agreed to pay the fees and expenses of any Directors or Officers of the Gold Fund who are directors, officers or employees of Zurich Scudder Australia or its affiliates, except that the Gold Fund has agreed to bear certain travel expenses of such Director, Officer or employee to the extent such expenses relate to the attendance as a director at a Board meeting of the Gold Fund.

         In return for the services it renders under the Current Sub-Advisory Agreement, Zurich Scudder Australia is paid by Scudder Kemper monthly compensation which, on an annual basis, is equal to 0.35% of the value of the Gold Fund's average monthly net assets. In addition, Zurich Scudder Australia is paid by Scudder Kemper an amount equal to any Australian GST payable on any taxable supply Zurich Scudder Australia makes to Scudder Kemper in connection with the Current Sub-Advisory Agreement. During the fiscal year ended [ ], the fees paid by Scudder Kemper to Zurich Scudder Australia, pursuant to the Current Sub-Advisory Agreement, amounted to $[ ].

         The Sub-Advisory Agreement further provides that Zurich Scudder Australia shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Current Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Zurich Scudder Australia in the performance of its duties or from reckless disregard by Zurich Scudder Australia of its obligations and duties under the Current Sub-Advisory Agreement.

         The Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a majority vote of the outstanding voting securities of the Gold Fund, and, as stated above, automatically terminates in the event of the termination of the Gold Fund, currently effective investment advisory, management and administration agreement or in the event of its assignment.

Differences Between the Current and New Sub-Advisory Agreements

         The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement.

Information about Zurich Scudder Australia

         Zurich Scudder Australia, a wholly owned subsidiary of Zurich Scudder Investments, Inc. ("Zurich Scudder"), serves as sub-advisor to the Gold Fund. The address of Zurich Scudder Australia is AAP Centre Level 42, 259 George Street, Sydney, Australia NSW 2000. Zurich Scudder Australia is registered with the U.S. Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended. Zurich Scudder Australia renders investment advisory and management services with regard to the portion of the Gold Fund's portfolio as allocated by Zurich Scudder.

         Zurich Scudder Australia has the following Board of Directors and officers (unless otherwise noted, the person's position at Zurich Scudder Australia constitutes his or her principal occupation). The address of each Director and officer, as it relates to his or her duties at Zurich Scudder Australia, is AAP Centre Level 42, 259 George Street, Sydney, Australia, NSW 2000.

                                                       Position with
                                                 Zurich Scudder Australia
    Name                                         and Principal Occupation

Paul L. Bolinowsky                                       Director
Malcolm M. Jones                                         Director
James T. Dominguez                                  Chairman, Director
Michael McLeod                                           Director
Sam Kavourakis                                           Director
Gregory B. Ballard                                Chief Financial Officer
Terrence D. McKinn                               Chief Compliance Officer
Apnavi Saddington                                   Chief Legal Officer
Amanda Allen                                             Secretary
Gary P. Burke                                 Director & Head of Investments

         No directors or officers of the Gold Fund are employees, officers, directors or shareholders of Zurich Scudder Australia.

         Exhibit F sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised or subadvised by Zurich Scudder Australia that have similar investment objectives to the Gold Fund. (See above for information regarding the subadvisory fee rate and aggregate subadvisory fee paid for the Gold Fund.)

         [Must disclose any benefits derived or to be derived by the sub-advisor from the relationship with the Gold Fund such as soft dollar arrangements]

         [Must disclose for the most recently completed fiscal year (i) the amount of any brokerage commissions paid by the Gold Fund to any broker affiliated with the sub-advisor, (ii) the percentage of the Gold Fund's aggregate brokerage commissions paid to such affiliated broker, and (iii) the identity of the affiliated broker and the relationship that results in the affiliation.]

Portfolio Transactions

         Zurich Scudder Australia places all orders for portfolio transactions of the Portfolios' securities. When it can be done consistently with the policy of obtaining the most favorable net results, Zurich Scudder Australia may place such orders with brokers and dealers who provide market, statistical and other research information to a Portfolio or Zurich Scudder Australia. Zurich Scudder Australia is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, Zurich Scudder Australia may consider its affiliates and also firms that sell shares of mutual funds advised by Zurich Scudder Australia or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by Zurich Scudder Australia.

          There were no brokerage commissions paid by the Portfolios to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) for the most recently completed fiscal year.

Required Vote

         Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the Gold Fund.

  The Directors of the Gold Fund unanimously recommend that shareholders of the Gold Fund vote FOR the approval of the New Sub-Advisory Agreement.


                             Additional Information

General

         The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement), or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

         In order to constitute a quorum for the transaction of business, with respect to each Fund, the holders of at least one-third of the shares entitled to be cast of such Fund must be present at the Meeting, in person or by proxy. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of Proposals 1, 2, 3 and 4 with respect to each applicable Fund, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities of the Fund.

         Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote for each Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for any Proposal, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at a Meeting. Broker non-votes are not likely to be relevant to the Meetings because the Funds have been advised by the New York Stock Exchange that each of the Proposals to be voted upon by the shareholders involve matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Fund will vote separately with respect to each Proposal.

         If shareholder approval is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Fund, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

o       a maximum term of 150 days;

o a provision that the Board or holders of a majority of your Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

o a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

         If any Fund relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned and the Board of the affected Trust/Corporation will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

         Holders of record of the shares of each Fund at the close of business on February 8, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table provided in Appendix 8 hereto sets forth the number of shares outstanding for each Fund as of [ ], 2002.

         To the best of each Trust's/Corporation's knowledge, as of [December 31], 2001, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 9.

        Appendix 10 lists the amount of shares of each Fund owned directly or beneficially by the Trustees/Directors of the relevant Board.

         Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[ ]
per  Fund,  plus  expenses.   As  the  Meeting  date  approaches,   certain
shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

         If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at (866) 515-0336. Any proxy given by a shareholder is revocable until voted at a Meeting.

Shareholder Proposals for Subsequent Meetings

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

         The Boards are not aware of any matters that will be presented for action at the Meetings other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

John Millette
Secretary

                        INDEX OF EXHIBITS AND APPENDICES


EXHIBIT A:      FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

EXHIBIT B:      MANAGEMENT FEE RATES FOR FUNDS ADVISED BY SCUDDER WITH SIMILAR
                INVESTMENT OBJECTIVES

EXHIBIT C:      SIMILAR FUNDS ADVISED OR SUBADVISED BY DeAMIS

EXHIBIT D:      FORM OF SUB-ADVISORY AGREEMENT

EXHIBIT E:      SIMILAR FUNDS ADVISED OR SUBADVISED BY ZURICH SCUDDER SINGAPORE

EXHIBIT F:      SIMILAR FUNDS ADVISED OR SUBADVISED BY ZURICH SCUDDER AUSTRALIA

APPENDIX 1:     TRUSTS/CORPORATIONS AND SERIES

APPENDIX 2:     INFORMATION REGARDING SCUDDER

APPENDIX 3:     PROPOSED PORTFOLIO MANAGER CHANGES

APPENDIX 4:     FEES PAID TO SFAC, SISC, SSC, STC, SDI AND SISI

APPENDIX 5:     FUND MANAGEMENT FEE RATES, NET ASSETS
                AND AGGREGATE MANAGEMENT FEES

APPENDIX 6:     ADMINISTRATIVE SERVICE FEES

APPENDIX 7:     DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

APPENDIX 8:     FUND SHARES OUTSTANDING

APPENDIX 9:     BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

APPENDIX 10:    FUND SHARES OWNED BY TRUSTEES/DIRECTORS, NOMINEES AND EXECUTIVE
                OFFICERS

APPENDIX 11:    OFFICERS



                                    Exhibit A

                                 Master Form of

                       New Investment Management Agreement

                  {Underscored items in brackets are applicable
                        to Massachusetts business trusts
                                     only.}

                   {Items in brackets that are not underscored
                           are applicable to Maryland
                               corporations only.}

                      {Name of Trust} {Name of Corporation}
                     Two International Place/345 Park Avenue
              Boston, Massachusetts 02110/New York, New York 10154


                                                                   [Date], 2002

[Zurich Scudder Investments, Inc.]
[Address]

                         Investment Management Agreement
                            [Name of Series, if any]
Ladies and Gentlemen:

      [Name of {Trust} {Corporation}] (the {"Trust"} {"Corporation"}) has been established as a {Massachusetts business trust} {Maryland corporation) to engage in the business of an investment company. Pursuant to the {Trust's} {Corporation's} {Declaration of Trust} {Articles of Incorporation}, as amended from time to time (the {"Declaration"} {"Articles"}), the Board of {Trustees} {Directors} has divided the {Trust's shares of beneficial interest}
{Corporation's  shares  of  common  stock},  par value  $0.01  per  share,  (the
"Shares"), into separate series, or funds, including [Name of Fund] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the {Trustees} {Directors}.

      The {Trust} {Corporation}, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the {Trust} {Corporation} on behalf of the Fund agrees with you as follows:

        1. Delivery of Documents. The {Trust} {Corporation} engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the {Trust's} {Corporation's} Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the {Trust} {Corporation} under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the {Trust} {Corporation}. The {Trust} {Corporation} has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the {Trust} {Corporation} and the Fund:

        (a) The {Declaration} {Articles}, as amended to date.

        (b) By-Laws of the {Trust} {Corporation} as in effect on the date hereof (the "By-Laws").

        (c)   Resolutions   of  the   {Trustees}   {Directors}  of  the  {Trust}
{Corporation} and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

        {For all Trusts except Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund: (d) Establishment and Designation of Series of Shares of Beneficial Interest dated [ ] relating to the Fund.}

        The {Trust} {Corporation} will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

     2. Sublicense to Use the Scudder  Trademarks.  As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together the "Scudder Marks"), you hereby grant the {Trust} {Corporation} a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the {Trust's} {Corporation's} name (the "Fund Name"), and (ii) the Scudder Marks in connection with the {Trust's} {Corporation's} investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you (or any organization which shall have succeeded to your business as investment manager ("your Successor")) and the {Trust} {Corporation}, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The {Trust} {Corporation} agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein that all of the {Trust's} {Corporation's} uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the {Trust} {Corporation} shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The {Trust} {Corporation} further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the {Trust} {Corporation} rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the {Trust} {Corporation} shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the {Trust} {Corporation} as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your Successor) and the {Trust} {Corporation}, or you no longer are a licensee of the Scudder Marks, the {Trust} {Corporation} shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or your Successor) or the Trademark Owner. In no event shall the {Trust} {Corporation} use the Scudder Marks or any other name or mark confusingly similar thereof (including but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your Successor) and the Fund is terminated.

      3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the {Trust's} {Corporation's} Board of {Trustees} {Directors}. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the {Trust} {Corporation} or counsel to you. You shall also make available to the {Trust} {Corporation} promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the {Trust} {Corporation} in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the {Trust}
{Corporation} are being conducted in a manner consistent with applicable laws and regulations.

      You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

      You shall furnish to the {Trust's} {Corporation's} Board of {Trustees} {Directors} periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the {Trust's} {Corporation's} officers or Board of {Trustees} {Directors} shall reasonably request.

        4. Delegation of Portfolio Management Services. Subject to the prior approval of the members of the Fund's Board of {Trustees} {Directors} who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, certain of your duties enumerated in section 3 hereof; provided, that you shall continue to supervise the services provided by such company or employees.

      Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of the members of the Fund's Board of {Trustees} {Directors} who are not "interested persons," as defined in the 1940 Act.

      5. [for all Funds except Scudder S&P 500 Index Fund: Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the {Trust} {Corporation} administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the {Trust's} {Corporation's} Board of {Trustees} {Directors} and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the {Trust} {Corporation} as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the {Trust's} {Corporation's} Board of {Trustees} {Directors}. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.]

      6. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 6, you shall pay the compensation and expenses of all {Trustees} {Directors}, officers and executive employees of the {Trust} {Corporation} (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the {Trust} {Corporation}, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 5 hereof.

      You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 6 [for Scudder Pathway Series only: and under the terms of the Special Servicing Agreement dated November 15, 1996 ("Special Servicing Agreement") among you, the Trust, Scudder Fund Accounting Corporation, Scudder Trust Company, Scudder Investor Services, Inc. and various funds in which the Fund may invest (the "Underlying Funds")]. In particular, but without limiting the generality of the foregoing, [for Scudder Pathway Series only: such expenses include the following:] [all other Trusts/Corporations: you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's {Trustees} {Directors} and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund:] organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the {Trust} {Corporation}; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 6, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to {Trust} {Corporation} business) of {Trustees} {Directors}, officers and employees of the {Trust} {Corporation} who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders;
expenses  of  printing  and  mailing  Prospectuses  and  SAIs  of the  Fund  and supplements thereto; costs of stationery; any litigation expenses; indemnification of {Trustees} {Directors} and officers of the {Trust} {Corporation}; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of {Trustees} {Directors} and officers of the {Trust} {Corporation} who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of {Trustees} {Directors} of the {Trust} {Corporation} or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

      [for Scudder Pathway Series only: Except as provided in the Special Servicing Agreement,] You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the {Trust} {Corporation} on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

      7. [for all Trusts/Corporations except Scudder Pathway Series: Management Fee. [for Scudder S&P 500 Index Fund only: Except as provided below in this
Section 7,] For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, [for all Funds except Scudder S&P 500 Index Fund: 5,] and 6 hereof, the {Trust} {Corporation} on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of [see Appendix 5 of this Proxy Statement for the investment management fee rate paid by each Fund] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.]

      [for Scudder Pathway Series only: Management Fee. As you expect to receive additional compensation under investment management agreements currently in effect between you and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investments in the Underlying Funds by the Fund, you will be paid a fee for the services described in sections 3 and 5 hereof.]

      [for all Trusts/Corporations except Scudder Pathway Series: The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the {Declaration} {Articles} and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 7, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 7.

      You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.]

      [for Scudder S&P 500 Index Fund only: No fee shall be due under this Agreement if the Trustees invest substantially all of the Fund's investment
assets  in  a  registered   investment  company  which  operates  as  a  "master
portfolio."]

      8. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the {Trust} {Corporation}. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

      9. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the {Trust} {Corporation} agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the {Trust} {Corporation}, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

      10. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the {Trustees} {Directors} who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the {Trustees} {Directors} of the {Trust} {Corporation}, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

      This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the {Trust's} {Corporation's} Board of {Trustees} {Directors} on 60 days' written notice to you, or by you on 60 days' written notice to the {Trust} {Corporation}. This Agreement shall terminate automatically in the event of its assignment.

      11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

      {12. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Name of Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

      You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.}

      {13} {12}. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

      This  Agreement  shall be  construed in  accordance  with the laws of {The
Commonwealth of Massachusetts} {the State of Maryland}, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

      This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the {Trust} {Corporation} on behalf of the Fund.

      If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the {Trust} {Corporation}, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                 Yours very truly,


                                 [name of {Trust} {Corporation}], on behalf of [name of Fund]


                                 By:_____________________________________
                                     Vice President

      The foregoing Agreement is hereby accepted as of the date hereof.

                                 [ZURICH SCUDDER INVESTMENTS, INC.]


                                 By:_____________________________________
                                    President


                                    Exhibit B
                Management Fee Rates for Funds Advised by Scudder
                       with Similar Investment Objectives



       Fund                                      Objective                                      Fee Rate+             Net Assets

Money Market Funds

Government Securities Portfolio   Maximum current income consistent                   0.220% to $500 million          $1,833,917,431
(Cash Account Trust)              with stability of capital                           0.200% next $500 million
                                                                                      0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion(1)

Government Securities Portfolio   Maximum current income consistent                   0.220% to $500 million          $498,040,269
(Cash Equivalent Fund)            with stability of capital.                          0.200% next $500 million
                                                                                      0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion(4)

Government Securities Portfolio   Maximum current income consistent                   0.150% of net assets(5)         $487,810,268
(Investors Cash Trust)            with stability of capital.

Money Market Portfolio            Maximum current income consistent                   0.220% to $500 million         $10,258,067,219
(Cash Account Trust)              with stability of capital.                          0.200% next $500 million
                                                                                      0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion(1)

Money Market Portfolio            Maximum current income consistent                   0.220% to $500 million          $913,521,410
(Cash Equivalent Fund)            with stability of capital.                          0.200% next $500 million
                                                                                      0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion(4)

Scudder Cash Reserves Fund        Maximum current income to the extent                0.400% to $250 million          $594,927,445
                                  consistent with stability of capital.               0.380% next $750 million
                                                                                      0.350% next $1.5 billion
                                                                                      0.320% next $2.5 billion
                                                                                      0.300% next $2.5 billion
                                                                                      0.280% next $2.5 billion
                                                                                      0.260% next $2.5 billion
                                                                                      0.250% over $12.5 billion

Scudder Cash Investment Trust     To maintain stability of capital, and consistent    0.500% to $250 million          $1,338,276,105
                                  with that, to maintain liquidity of capital and     0.450% next $250 million
                                  to provide current income.                          0.400% next $500 million
                                                                                      0.350% next $500 million
                                                                                      0.335% next $500 million
                                                                                      0.320% over $2 billion++

Scudder Money Market Series       High level of current income as is consistent       0.250% of net assets++          $9,294,897,783
                                  with liquidity, preservation of capital and the
                                  fund's investment policies.

Scudder U.S. Treasury             Current income consistent with safety, liquidity,   0.400% to $500 million          $383,802,179
Money Fund                        and stability of capital.                           0.385% next $500 million
                                                                                      0.370% over $ 1 billion++

Treasury Portfolio                Maximum current income consistent with stability    0.150% of net assets(5)          $88,490,940
(Investors Cash Trust)            of capital.

Zurich Government Money Fund      Maximum current income to the extent consistent     0.500% to $215 million           $751,421,981
                                  with stability of principal.                        0.375% next $335 million
                                                                                      0.300% next $250 million
                                                                                      0.250% over $800 million(6)

Zurich Money Market Fund          Maximum current income to the extent consistent     0.500% to $215 million          $5,786,712,431
                                  with stability of principal.                        0.375% next $335 million
                                                                                      0.300% next $250 million
                                                                                      0.250% over $800 million(6)

Zurich Tax-Free Money Fund        Maximum current income that is exempt from          0.500% to $215 million           $745,352,528
                                  federal income taxes to the extent consistent       0.375% next $335 million
                                  with stability of principal.                        0.300% next $250 million
                                                                                      0.250% over $800 million(6)

Zurich YieldWise Government       Maximum current income to the extent consistent     0.500% to $215 million           $387,549,405
Money Fund                        with stability of principal.                        0.375% next $335 million
                                                                                      0.300% next $250 million
                                                                                      0.250% over $800 million++

Zurich YieldWise Money Fund       Maximum current income to the extent consistent     0.500% to $215 million           $978,162,130
                                  with stability of principal.                        0.375% next $335 million
                                                                                      0.300% next $250 million
                                                                                      0.250% over $800 million++

Zurich YieldWise Municipal        Maximum current income that is exempt from          0.500% to $215 million           $440,593,257
Money Fund                        regular federal income taxes to the extent          0.375% next $335 million
                                  consistent with stability of principal.             0.300% next $250 million
                                                                                      0.250% over $800 million++

Tax-Free Money Market Funds

Investors Florida Municipal       Maximum current income, that is exempt from         0.220% to $500 million           $56,982,158
Cash Fund                         federal income tax, to the extent consistent with   0.200% next $500 million
                                  stability of capital.                               0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion++(3)

Investors Michigan Municipal      Maximum current income, that is exempt from         0.220% to $500 million           $29,349,803
Cash Fund                         federal and Michigan income taxes, to the extent    0.200% next $500 million
                                  consistent with stability of capital.               0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion++(3)

Investors New Jersey Municipal    Maximum current income, that is exempt from         0.220% to $500 million           $77,045,997
Cash Fund                         federal and New Jersey income taxes, to the         0.200% next $500 million
                                  extent consistent with stability of capital.        0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion++(3)

Investors Pennsylvania Municipal  Maximum current income, that is exempt from         0.220% to $500 million           $24,521,124
Cash Fund                         federal and Pennsylvania income taxes, to the       0.200% next $500 million
                                  extent consistent with stability of capital.        0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion++(3)

Scudder Tax-Free Money Fund       Income exempt from regular federal income tax and   0.500% to $500 million           $345,090,771
                                  stability of principal through investments in       0.480% over $500 million++
                                  municipal securities.

Tax-Exempt California Money       Maximum current income, that is exempt from         0.220% to $500 million           $512,542,678
Market Fund                       federal and State of California income taxes, to    0.200% next $500 million
                                  the extent consistent with stability of capital.    0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion

Tax-Exempt New York Money         Maximum current income that is exempt from          0.220% to $500 million           $175,481,067
Market Fund                       federal, New York State and New York City income    0.200% next $500 million
                                  taxes, to the extent consistent with stability of   0.175% next $1 billion
                                  capital.                                            0.160% next $1 billion
                                                                                      0.150% over $3 billion++(3)

Tax-Exempt Portfolio              Maximum current income that is exempt from          0.220% to $500 million           $957,821,674
(Cash Account Trust)              federal income taxes to the extent consistent       0.200% next $500 million
                                  with stability of capital.                          0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion(1)

Tax-Exempt Portfolio              Maximum current income that is exempt from          0.220% to $500 million           $287,473,181
(Cash Equivalent Fund)            federal income taxes to the extent consistent       0.200% next $500 million
                                  with stability of capital.                          0.175% next $1 billion
                                                                                      0.160% next $1 billion
                                                                                      0.150% over $3 billion(4)

Tax-Free Funds

Scudder California Tax-Free       High level of current income that is exempt from    0.550% to $250 million          $1,120,773,073
Income Fund                       California State and federal income taxes.          0.520% next $750 million
                                                                                      0.500% next $1.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.450% next $2.5 billion
                                                                                      0.430% next $2.5 billion
                                                                                      0.410% next $2.5 billion
                                                                                      0.400% over $12.5 billion

Scudder Florida Tax-Free          High level of current income that is exempt from    0.550% to $250 million           $72,545,834
Income Fund                       federal income taxes.                               0.520% next $750 million
                                                                                      0.500% next $1.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.450% next $2.5 billion
                                                                                      0.430% next $2.5 billion
                                                                                      0.410% next $2.5 billion
                                                                                      0.400% over $12.5 billion

Scudder High-Yield                High level of income exempt from regular federal    0.650% to $300 million           $555,430,253
Tax-Free Fund                     income tax.                                         0.600% next $200 million
                                                                                      0.575% over $500 million++

Scudder Managed Municipal         Income exempt from regular federal income tax       0.450% to $250 million          $2,284,146,522
Bonds                             while actively seeking to reduce downside risk as   0.430% next $750 million
                                  compared with other tax-free income funds.          0.410% next $1.5 billion
                                                                                      0.400% next $2.5 billion
                                                                                      0.380% next $2.5 billion
                                                                                      0.360% next $2.5 billion
                                                                                      0.340% next $2.5 billion
                                                                                      0.320% over $12.5 billion

Scudder Massachusetts             Income that is exempt from Massachusetts personal   0.600% to $400 million           $488,642,403
Tax-Free Fund                     and regular federal income taxes.                   0.525% next $600 million
                                                                                      0.500% over $1 billion

Scudder Medium-Term               High level of income free from regular federal      0.550% to $250 million           $592,760,077
Tax-Free Fund                     income taxes and to limit principal fluctuation.    0.520% next $750 million
                                                                                      0.490% next $1.5 billion
                                                                                      0.470% next $2.5 billion
                                                                                      0.450% next $2.5 billion
                                                                                      0.430% next $2.5 billion
                                                                                      0.410% next $2.5 billion
                                                                                      0.400% over $12.5 billion

Scudder New York Tax-Free         High level of current income that is exempt from    0.550% to $250 million           $393,714,699
Income Fund                       New York State and New York City income taxes and   0.520% next $750 million
                                  federal income taxes.                               0.500% next $1.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.450% next $2.5 billion
                                                                                      0.430% next $2.5 billion
                                                                                      0.410% next $2.5 billion
                                                                                      0.400% over $12.5 billion

U.S. Income Funds

Scudder Floating Rate Fund        As high a level of current income as is             0.500% to $1 billion             $172,334,773
                                  consistent with the preservation of capital.        0.490% next $2 billion
                                                                                      0.480% next $2 billion
                                                                                      0.470% next $5 billion
                                                                                      0.450% over $10 billion

Scudder GNMA Fund                 High level of income while actively seeking to      0.400% to $5 billion            $4,273,399,626
                                  reduce downside risk compared with other GNMA       0.385% next $1 billion
                                  mutual funds.                                       0.370% over $6 billion

Scudder High-Yield Fund           Highest level of current income obtainable from a   0.580% to $250 million          $2,616,954,464
                                  diversified portfolio of fixed-income securities    0.550% next $750 million
                                  which the fund's investment manager considers       0.530% next $1.5 billion
                                  consistent with reasonable risk.  As a secondary    0.510% next $2.5 billion
                                  objective, the fund will seek capital gain where    0.480% next $2.5 billion
                                  consistent with its primary objective.              0.460% next $2.5 billion
                                                                                      0.440% next $2.5 billion
                                                                                      0.420% over $12.5 billion

Scudder High-Yield                Total return through high current income and        0.600% to $500 million           $129,687,812
Opportunity Fund                  capital appreciation.                               0.575% next $500 million
                                                                                      0.550% next $500 million
                                                                                      0.525% next $500 million
                                                                                      0.500% next $1 billion
                                                                                      0.475% over $3 billion++

Scudder Income Fund               High income while managing its portfolio in a way   0.550% to $250 million           $835,783,924
                                  that is consistent with the prudent investment of   0.520% next $750 million
                                  shareholders' capital.                              0.500% next $1.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.450% next $2.5 billion
                                                                                      0.430% next $2.5 billion
                                                                                      0.410% next $2.5 billion
                                                                                      0.400% over $12.5 billion++

Scudder Short Term                High income while managing its portfolio in a way   0.450% to $1.5 billion          $1,144,505,490
Bond Fund                         that is consistent with maintaining a high degree   0.425% next $500 million
                                  of stability.                                       0.400% next $1 billion
                                                                                      0.385% next $1 billion
                                                                                      0.370% next $1 billion
                                                                                      0.355% next $1 billion
                                                                                      0.340% over $6 billion

Scudder Strategic                 High current return.                                0.580% to $250 million           $438,621,367
Income Fund                                                                           0.550% next $750 million
                                                                                      0.530% next $1.5 billion
                                                                                      0.510% next $2.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.460% next $2.5 billion
                                                                                      0.440% next $2.5 billion
                                                                                      0.420% over $12.5 billion

Scudder U.S. Government           High current income, liquidity and security of      0.450% to $250 million          $4,211,460,035
Securities Fund                   principal.                                          0.430% next $750 million
                                                                                      0.410% next $1.5 billion
                                                                                      0.400% next $2.5 billion
                                                                                      0.380% next $2.5 billion
                                                                                      0.360% next $2.5 billion
                                                                                      0.340% next $2.5 billion
                                                                                      0.320% over $12.5 billion

Global Income Funds

Scudder Emerging Markets          High current income and, secondarily, long-term     1.000% to $500 million           $120,468,131
Income Fund                       capital appreciation.                               0.950% over $500 million

Scudder Global Bond Fund          Total return with an emphasis on current income;    0.750% to $250 million           $180,288,837
                                  capital appreciation is a secondary goal.           0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion
Asset Allocation Funds Series

Scudder Pathway Series:           Current income and, as a secondary objective,       There will be no fee as          $112,874,335
Conservative Portfolio            long-term growth of capital.                        the Investment Manager will
                                                                                      receive a fee from the
                                                                                      underlying funds.

Scudder Pathway Series:           Balance of current income and growth of capital.    There will be no fee as          $268,370,642
Moderate Portfolio                                                                    the Investment Manager will
                                                                                      receive a fee from the
                                                                                      underlying funds.

Scudder Pathway Series:           Long-term growth of capital.                        There will be no fee as          $237,107,578
Growth Portfolio                                                                      the Investment Manager will
                                                                                      receive a fee from the
                                                                                      underlying funds.


U.S. Growth and Income Funds

Scudder Balanced Fund             Balance of growth and income from a diversified     0.470% to $1.5 billion           $934,277,783
                                  portfolio of equity and fixed-income securities.    0.445% next $500 million
                                                                                      0.420% over $2 billion

Scudder Dividend & Growth Fund    High current income and long-term growth of         0.750% to $500 million           $31,675,170
                                  capital by investing primarily in common stocks,    0.700% over $500 million
                                  convertible securities and real estate investment
                                  trusts.

Scudder Growth and Income Fund    Long-term growth of capital, current income and     0.450% to $14 billion           $6,890,176,215
                                  growth of income while actively seeking to reduce   0.425% next $2 billion
                                  downside risk as compared with other growth and     0.400% next $2 billion
                                  income funds.                                       0.385% over $18 billion

U.S. Equity/Growth Style Funds

Scudder 21st  Century Growth      Long-term growth of capital by investing in         0.750% to $500 million           $318,528,621
Fund                              common stocks of emerging growth companies that     0.700% next $500 million
                                  the advisor believes are poised to be leaders in    0.650% over $1 billion[++]
                                  the new century.

Scudder Aggressive Growth Fund    Capital appreciation through the use of             Base investment management       $159,724,463
                                  aggressive investment techniques.                   the of 0.650% of net assets
                                                                                      plus or minus  an  incentive
                                                                                      fee  based upon the investment
                                                                                      performance of the Fund's
                                                                                      Class A shares the performance
                                                                                      of the Standard & Poor's 500
                                                                                      Stock Index, which may result
                                                                                      in a total fee ranging from
                                                                                      0.450% to 0.850% of net assets

Scudder Blue Chip Fund            Growth of capital and income.                       0.580% to $250 million           $786,528,057
                                                                                      0.550% next $750 million
                                                                                      0.530% next $1.5 billion
                                                                                      0.510% next $2.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.460% next $2.5 billion
                                                                                      0.440% next $2.5 billion
                                                                                      0.420% over $12.5 billion

Scudder Capital Growth Fund       Long-term capital growth while actively seeking     0.580% to $3 billion            $1,671,706,984
                                  to reduce downside risk compared with other         0.555% next $1 billion
                                  growth mutual funds.                                0.530% over $4 billion

Scudder Development Fund          Long-term capital appreciation by investing         0.850% to $1 billion             $445,769,912
                                  primarily in U.S. companies with the potential      0.800% next $500 million
                                  for above-average growth.                           0.750% over $1.5 billion

Scudder Focus Growth Fund         Long-term growth of capital.                        0.700% to $250 million           $1,660,237
                                                                                      0.670% next $750 million
                                                                                      0.650% next $1.5 billion
                                                                                      0.630% over $2.5 billion++

Scudder Focus Value+Growth        Growth of capital through a portfolio of growth     0.720% to $250 million           $120,916,447
Fund                              and value stocks.                                   0.690% next $750 million
                                                                                      0.660% next $1.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.600% next $2.5 billion
                                                                                      0.580% next $2.5 billion
                                                                                      0.560% next $2.5 billion
                                                                                      0.540% over $12.5 billion

Scudder Growth Fund               Growth of capital through professional management   0.580% to $250 million          $1,520,557,389
                                  and diversification of investments in securities    0.550% next $750 million
                                  that the investment manager believes have the       0.530% next $1.5 billion
                                  potential for capital appreciation.                 0.510% next $2.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.460% next $2.5 billion
                                                                                      0.440% next $2.5 billion
                                                                                      0.420% over $12.5 billion

Scudder Health Care Fund          Long-term growth of capital by investing at least   0.850% to $500 million           $235,718,201
                                  80% of total assets in common stocks companies in   0.800% over $500 million
                                  the health care sector.

Scudder Large Company Growth      Long-term growth of capital by investing at least   0.700% to $1.5 billion           $955,238,753
Fund                              65% of its assets in large U.S. companies (those    0.650% next $500 million
                                  with a market value of $1 billion or more).         0.600% over $2 billion
Scudder Research Fund             Long-term growth of capital.                        0.700% to $250 million           $3,163,209
                                                                                      0.670% next $750 million
                                                                                      0.650% next $1.5 billion
                                                                                      0.630% over $2.5 billion++

Scudder S&P 500 Index Fund        Investment results that, before expenses,           0.150% of net assets             $861,675,693
                                  correspond to the total return of common stocks
                                  publicly traded in the United States, as
                                  represented by the Standard & Poor's 500
                                  Composite Stock Price Index (S&P 500 Index).

Scudder S&P 500 Stock Fund        Returns that, before expenses, correspond to the    0.400% to $100 million           $64,797,072
                                  total return of U.S. common stocks as represented   0.360% next $100 million
                                  by the Standard & Poor's 500 Composite Stock        0.340% over $200 million++
                                  Price Index (S&P 500 index).

Scudder Select 500 Fund           Long-term growth and income by investing at least   0.500% to $500 million           $36,402,564
                                  80% of total assets in common stocks of companies   0.475% next $500 million
                                  that are included in the Standard & Poor's          0.450% over $1 billion++
                                  Composite Stock Price Index (S&P 500 index).

Scudder Select 1000               Long-term growth by investing at least 80% of       0.500% to $500 million           $23,922,571
Growth Fund                       total assets in common stocks of companies that     0.475% next $500 million
                                  are included in the Russell 1000 Growth Index.      0.450% over $1 billion++

Scudder Dynamic Growth Fund       Maximum appreciation of investors' capital.         Base investment management       $405,852,514
                                                                                      fee of 0.650% of net assets
                                                                                      plus or minus an incentive
                                                                                      fee based upon the investment
                                                                                      performance of the Fund's Class
                                                                                      A shares as compared with the
                                                                                      performance of the Standard &
                                                                                      Poor's 500 Stock  Index, which
                                                                                      may result in a total fee
                                                                                      ranging from 0.350% to 0.950%
                                                                                      of net assets

Scudder Small Company             Long-term capital growth while actively seeking     0.750% to $500 million           $75,479,138
Stock Fund                        to reduce downside risk as compared with other      0.700% next $500 million
                                  small company stock funds.                          0.650% over $1 billion

Scudder Technology Fund           Growth of capital.                                  0.580% to $250 million          $2,151,276,379
                                                                                      0.550% next $750 million
                                                                                      0.530% next $1.5 billion
                                                                                      0.510% next $2.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.460% next $2.5 billion
                                                                                      0.440% next $2.5 billion
                                                                                      0.420% over $12.5 billion

Scudder Technology                Long-term growth of capital by investing at least   0.850% to $500 million           $412,185,994
Innovation Fund                   80% of total assets in common stocks of companies   0.800% next $500 million
                                  in the technology sector.                           0.750% next $500 million
                                                                                      0.700% next $500 million
                                                                                      0.650% over $2 billion

Scudder Total Return Fund         Highest total return, a combination of income and   0.580% to $250 million          $2,872,748,836
                                  capital appreciation, consistent with reasonable    0.550% next $750 million
                                  risk.                                               0.530% next $1.5 billion
                                                                                      0.510% next $2.5 billion
                                                                                      0.480% next $2.5 billion
                                                                                      0.460% next $2.5 billion
                                                                                      0.440% next $2.5 billion
                                                                                      0.420% over $12.5 billion

U.S. Equity/Value Style Funds

Scudder Contrarian Fund           Long-term capital appreciation, with current        0.750% to $250 million           $213,387,619
                                  income as a secondary objective.                    0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Scudder-Dreman Financial          Long-term capital appreciation by investing         0.750% to $250 million           $174,377,929
Services Fund                     primarily in common stocks and other equity         0.720% next $750 million
                                  securities of companies in the financial services   0.700% next $1.5 billion
                                  industry believed by the Fund's investment          0.680% next $2.5 billion
                                  manager to be undervalued.                          0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Scudder-Dreman High Return        High rate of total return.                          0.750% to $250 million          $4,140,687,437
Equity Fund                                                                           0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Scudder-Dreman Small Cap          Long-term capital appreciation.                     0.750% to $250 million           $373,728,181
Value Fund                                                                            0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Scudder Focus Value+Growth        Growth of capital through a portfolio of growth     0.720% to $250 million           $120,916,447
Fund                              and value stocks.                                   0.690% next $750 million
                                                                                      0.660% next $1.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.600% next $2.5 billion
                                                                                      0.580% next $2.5 billion
                                                                                      0.560% next $2.5 billion
                                                                                      0.540% over $12.5 billion

Scudder Large Company Value       Maximum long-term capital appreciation through a    0.600% to $1.5 billion          $2,758,218,541
Fund                              value-oriented investment program.                  0.575% next $500 million
                                                                                      0.550% next $1 billion
                                                                                      0.525% next $1 billion
                                                                                      0.500% next $1 billion
                                                                                      0.475% over $5 billion

Scudder Small Company Value       Long-term growth of capital by investing at least   0.750% to $500 million           $221,483,843
Fund                              90% of total assets in undervalued common stocks    0.700% over $500 million++
                                  of small U.S. companies.

Global Growth Funds

Scudder Global Discovery Fund     Above-average capital appreciation over the long    1.100% of net assets             $508,768,768
                                  term.

Scudder Emerging Markets          Long-term growth of capital.                        1.250% to $500 million           $42,196,327
Growth Fund                                                                           1.200% over $500 million

Scudder Global Fund               Long-term growth while actively seeking to reduce   1.000% to $500 million          $1,252,010,279
                                  downside risk as compared with other global         0.950% next $500 million
                                  growth funds.                                       0.900% next $500 million
                                                                                      0.850% next $500 million
                                                                                      0.800% over $2 billion

Scudder Gold Fund                 Maximum return (principal change and income) by     1.000% to $500 million           $98,333,874
                                  investing, under normal market conditions, at       0.950% over $500 million
                                  least 65% of total assets in common stocks and
                                  other equities of U.S. and foreign gold-related
                                  companies and in gold coin bullion.

Scudder Greater Europe            Long-term growth of capital by investing at least   1.000% to $1 billion             $725,235,585
Growth Fund                       80% of its total assets in European common stocks   0.900% next $500 million
                                  and other equities (equities that are traded        0.850% next $500 million
                                  mainly on European markets or are issued by         0.800% over $2 billion
                                  companies organized under the laws of Europe or
                                  do more than half of their business there).

Scudder International Fund        Long-term growth of capital by investing at least   0.675% to $6 billion            $3,751,901,605
                                  65% of its total assets in foreign equities         0.625% next $1 billion
                                  (equities issued by foreign-based companies and     0.600% over $7 billion
                                  listed on foreign exchanges).

Scudder International             Long-term capital appreciation.                     0.750% to $250 million           $14,885,633
Research Fund                                                                         0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion


Scudder Latin America Fund        Long-term capital appreciation by investing at      1.250% to $400 million           $295,145,336
                                  least 65% of its total assets in equities           1.150% over $400 million
                                  (equities that are traded mainly on Latin
                                  American markets, issued or guaranteed by a Latin
                                  American government or issued by a company
                                  organized under the laws of a Latin American
                                  country or any company with more than half of its
                                  business in Latin America).

Scudder New Europe Fund           Long-term capital appreciation.                     0.750% to $250 million           $187,190,645
                                                                                      0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Scudder Pacific                   Long-term growth of capital by investing at least   0.850% to $250 million           $75,709,280
Opportunities Fund                65% of its total assets in Pacific Basin common     0.820% next $750 million
                                  stocks and other equities (equities that are        0.800% next $1.5 billion
                                  traded mainly on Pacific Basin markets, issued by   0.780% next $2.5 billion
                                  companies organized under the laws of a Pacific     0.750% next $2.5 billion
                                  Basin country or issued by any company with more    0.740% next $2.5 billion
                                  than half of its business in the Pacific Basin).    0.730% next $2.5 billion
                                                                                      0.720% over $12.5 billion

The Japan Fund, Inc.              Long-term capital appreciation by investing at      0.850% to $100 million           $325,023,172
                                  least 80% of net assets in Japanese securities      0.750% next $200 million
                                  (issued by Japan-based companies or their           0.700% next $300 million
                                  affiliates, or by any company that derives more     0.650% over $600 million
                                  than half of its revenue from Japan) through
                                  investment primarily in equity securities,
                                  (including American Depository Receipts of
                                  Japanese companies).

Closed-End Funds

Scudder High Income Trust         Highest current income obtainable consistent with   0.850% to $250 million           $172,641,703
                                  reasonable risk with capital gains secondary.       0.750% over $250 million(2)

Scudder Intermediate              High current income consistent with preservation    0.800% of net assets(2)          $248,728,544
Government Trust                  of capital by investing in U.S. and foreign
                                  government securities.

Scudder Multi-Market              High current income consistent with prudent total   0.850% of net assets(2)          $162,810,924
Income Trust                      return asset management by investing in a
                                  diversified portfolio of investment grade
                                  tax-exempt securities.

Scudder Municipal                 High level of current income exempt from federal    0.550% of net assets(2)          $726,129,144
Income Trust                      income tax.

Scudder New Asia Fund, Inc.       Long term capital appreciation through investment   1.250% to $75 million            $93,220,957
                                  primarily in equity securities of Asian companies.  1.150% next $125 million
                                                                                      1.100% over $200 million

Scudder Strategic                 [High current income by investing its assets in a   0.850% of net assets(2)          $40,839,186
Income Trust                      combination of lower-rated corporate fixed-income
                                  securities, fixed-income securities of emerging
                                  market and other foreign issuers and,
                                  fixed-income securities of the U.S. government
                                  and its agencies and instrumentalities and
                                  private mortgage-backed issuers.]

Scudder Strategic Municipal       High level of current income exempt from federal    0.600% of net assets(2)          $197,223,147
Income Trust                      income tax by investing in a diversified
                                  portfolio of tax-exempt municipal securities.

The Brazil Fund, Inc.             Long term capital appreciation through investment   1.200% to $150 million           $322,717,275
                                  primarily in equity securities of Brazilian         1.050% next $150 million
                                  issuers.                                            1.000% next $200 million
                                                                                      0.900% over $500 million

The Korea Fund, Inc.              Long term capital appreciation through investment   1.150% to $50 million            $650,553,193
                                  primarily in equity securities of Korean            1.100% next $50 million
                                  companies.                                          1.000% next $250 million
                                                                                      0.950% next $400 million
                                                                                      0.900% next $300 million
                                                                                      0.850% over $1.05 billion

Montgomery Street Income          High level of current income consistent with        0.500% to $150 million           $195,533,218
Securities, Inc.                  prudent investment risks through a diversified      0.450% next $50 million
                                  portfolio primarily of debt securities.             0.400% over $200 million

Scudder Global High               High level of current income and, secondarily,      1.200% of net assets(2)          $56,235,145
Income Fund, Inc.                 capital appreciation through investment
                                  principally in dollar-denominated Latin American
                                  debt instruments.

Insurance/Annuity Products

21st Century Growth Portfolio     Long-term growth of capital by investing            0.875% of net assets             $44,362,775
                                  primarily in equity securities issued by emerging
                                  growth companies.

Balanced Portfolio                Balance of growth and income from a diversified     0.475% of net assets             $172,576,748
                                  portfolio of equity and fixed-income securities.

Bond Portfolio                    High level of income consistent with a high         0.475% of net assets             $181,899,319
                                  quality portfolio of debt securities.

Capital Growth Portfolio          Maximize long-term capital growth through a broad   0.475% to $500 million           $866,307,628
                                  and flexible investment program.                    0.450% next $500 million
                                                                                      0.425% over $1 billion

Global Discovery Portfolio        Above-average capital appreciation over the long    0.975% of net assets             $7,661,466
                                  term by investing primarily in the equity
                                  securities of small companies located throughout
                                  the world.

Growth and Income Portfolio       Long-term growth of capital, current income and     0.475% of net assets             $194,871,230
                                  growth of income.

Health Sciences Portfolio         Long-term growth of capital by investing at least   0.750% to $250 million           $55,978,252
                                  80% of total assets in common stocks of companies   0.725% next $750 million
                                  in the health care sector.                          0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

International Portfolio           Long-term growth of capital primarily through       0.875% to $500 million           $562,485,478
                                  diversified holdings of marketable foreign equity   0.725% over $500 million
                                  investments.


Money Market Portfolio            Maintain stability of capital and, consistent       0.370% of net assets             $138,900,006
                                  therewith, to maintain the liquidity of capital
                                  and to provide current income.

Scudder Aggressive                Capital appreciation through the use of             0.750% to $250 million           $70,506,554
Growth Portfolio                  aggressive investment techniques.                   0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Scudder Blue Chip                 Growth of capital and of income.                    0.650% of net assets             $239,669,789
Portfolio

Scudder Contrarian                High rate of total return.                          0.750% of net assets             $256,883,855
Value Portfolio

Scudder Global Blue               Long-term capital growth.                           1.000% to $250 million           $44,457,753
Chip Portfolio                                                                        0.950% next $500 million
                                                                                      0.900% next $750 million
                                                                                      0.850% next $1.5 billion
                                                                                      0.800% over $3 billion

Scudder Government                High current income consistent with preservation    0.550% of net assets             $305,227,432
Securities Portfolio              of capital.

Scudder Growth Portfolio          Maximum appreciation of capital.                    0.600% of net assets             $419,560,868

Scudder High Yield Portfolio      High level of current income.                       0.600% of net assets             $335,090,389

Scudder International             Long-term capital appreciation.                     0.750% of net assets             $121,138,031
Research Portfolio

Scudder Investment Grade          High current income.                                0.600% of net assets             $133,759,440
Bond Portfolio

Scudder Money Market Portfolio    Maximum current income to the extent consistent     0.500% of net assets             $670,699,591
                                  with stability of principal.

Scudder New Europe Portfolio      Long-term capital appreciation.                     1.000% to $250 million           $23,171,630
                                                                                      0.950% next $500 million
                                                                                      0.900% next $750 million
                                                                                      0.850% next $1.5 billion
                                                                                      0.800% over $3 billion[++]

Scudder Small Cap                 Maximum appreciation of investors' capital.         0.650% of net assets             $232,300,366
Growth Portfolio

Scudder Strategic                 High current return.                                0.650% of net assets             $20,730,677
Income Portfolio

Scudder Technology                Growth of capital.                                  0.750% to $250 million           $349,762,646
Growth Portfolio                                                                      0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

Scudder Total                     High total return, a combination of income and      0.550% of net assets             $861,012,522
Return Portfolio                  capital appreciation.

Scudder Focus Value+Growth        Growth of capital through a portfolio of growth     0.750% of net assets             $139,805,320
Portfolio                         and value stocks.

SVS Dreman Financial Services     Long-term capital appreciation.                     0.750% to $250 million           $117,047,378
Portfolio                                                                             0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

SVS Dreman High Return            High rate of total return.                          0.750% to $250 million           $443,396,453
Equity Portfolio                                                                      0.720% next $750 million
                                                                                      0.700% next $1.5 billion
                                                                                      0.680% next $2.5 billion
                                                                                      0.650% next $2.5 billion
                                                                                      0.640% next $2.5 billion
                                                                                      0.630% next $2.5 billion
                                                                                      0.620% over $12.5 billion

SVS Dreman Small Cap Value        Long-term capital appreciation.                     0.750% of net assets             $193,734,241
Portfolio

SVS Dynamic Growth Portfolio      Long-term capital growth.                           1.000% to $250 million           $23,172,231
                                                                                      0.975% next $250 million
                                                                                      0.950% next $500 million
                                                                                      0.925% next $1.5 billion
                                                                                      0.900% over $2.5 billion

SVS Focused Large Cap             Growth through long-term capital appreciation.      0.950% to $250 million           $60,107,695
Growth Portfolio                                                                      0.925% next $250 million
                                                                                      0.900% next $500 million
                                                                                      0.875% next $1.5 billion
                                                                                      0.850% over $2.5 billion

SVS Growth and Income             Long-term capital growth and current income.        0.950% to $250 million           $178,848,733
Portfolio                                                                             0.925% next $250 million
                                                                                      0.900% next $500 million
                                                                                      0.875% next $1.5 billion
                                                                                      0.850% over $2.5 billion

SVS Growth Opportunities          Long-term growth of capital in a manner             0.950% to $250 million           $163,896,727
Portfolio                         consistent with the preservation of capital.        0.925% next $250 million
                                                                                      0.900% next $500 million
                                                                                      0.875% next $1.5 billion
                                                                                      0.850% over $2.5 billion

SVS Index 500 Portfolio           Returns that, before expenses, correspond to the    0.440% to $200 million           $219,309,631
                                  total return of U.S. common stocks as represented   0.400% next $550 million
                                  by the Standard & Poor's 500 Composite Stock        0.380% next $1.25 billion
                                  Price Index (S&P 500 Index).                        0.365% next $3 billion
                                                                                      0.335% over $5 billion++

SVS Mid Cap Growth Portfolio      Capital appreciation.                               1.000% to $250 million           $48,190,650
                                                                                      0.975% next $250 million
                                                                                      0.950% next $500 million
                                                                                      0.925% next $1.5 billion
                                                                                      0.900% over $2.5 billion

SVS Strategic Equity              Long-term capital growth.                           0.950% to $250 million           $43,784,980
Portfolio                                                                             0.925% next $250 million
                                                                                      0.900% next $500 million
                                                                                      0.875% next $1.5 billion
                                                                                      0.850% over $2.5 billion

SVS Venture Value Portfolio       Growth of capital.                                  0.950% to $250 million           $108,785,954
                                                                                      0.925% next $250 million
                                                                                      0.900% next $500 million
                                                                                      0.875% next $1.5 billion
                                                                                      0.850% over $2.5 billion

Target Equity Funds

Scudder Retirement Fund           Long-term capital growth with guaranteed return     0.500% of net assets             $92,519,779
- Series IV                       of investment on the maturity date to investors
                                  who reinvest all dividends and hold their shares
                                  to the maturity date.

Scudder Retirement Fund           Long-term capital growth with guaranteed return     0.500% of net assets             $95,969,980
- Series V                        of investment on the maturity date to investors
                                  who reinvest all dividends and hold their shares
                                  to the maturity date.

Scudder Retirement Fund           Long-term capital growth with guaranteed return     0.500% of net assets             $55,139,046
- Series VI                       of investment on the maturity date to investors
                                  who reinvest all dividends and hold their shares
                                  to the maturity date.

Scudder Retirement Fund           Long-term capital growth with guaranteed return     0.500% of net assets             $41,353,502
- Series VII                      of investment on the maturity date to investors
                                  who reinvest all dividends and hold their shares
                                  to the maturity date.

Scudder Target 2010 Fund          To provide a guaranteed return of investment on     0.500% of net assets             $77,860,228
                                  the  Maturity  Date  (November  15, 2010) to
                                  investors  who  reinvest all  dividends  and
                                  hold their shares to the Maturity  Date, and
                                  to provide long-term growth of capital.

Scudder Target 2011 Fund          To provide a guaranteed return of investment on     0.500% of net assets             $113,833,066
                                  the  Maturity  Date  (August  15,  2011)  to
                                  investors  who  reinvest all  dividends  and
                                  hold their shares to the Maturity  Date, and
                                  to provide long-term growth of capital.

[Scudder Retirement Fund -        To provide a guaranteed return of investment on     0.500% of net assets             $92,702,639
Series III/Scudder Target         the Maturity Date (February 15, 2012) to
2012 Fund]                        investors    who    reinvest   all dividends
                                  and hold their shares to the Maturity Date,
                                  and to provide long-term growth of capital.

Scudder Worldwide 2004 Fund       Total return with guaranteed return of investment   0.600% of net assets             $20,320,036
                                  on the Maturity Date  (November 15, 2004) to
                                  investors  who reinvest all their  dividends
                                  and hold their shares to the Maturity Date.


* Unless otherwise noted, the information provided below is shown as of the end of each Fund's most recent fiscal year.

+ Unless otherwise noted, the investment management fee rates provided below are based on the average daily net assets of a Fund.

++       Subject to waiver and/or expense limitations.

(1)     Payable  in  the  aggregate  for  each  of  the  Government   Securities
        Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

(2)      Based on average weekly net assets.

[(3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.]

[(4)    Payable  in  the  aggregate  for  each  of  the  Government   Securities
        Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Equivalent Fund.]

[(5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.]

(6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                    Exhibit C
                  Similar Funds Advised or Subadvised by DeAMIS

                                     Net Assets                   Advisory Fee
                                   (Millions) as of             (% of average
Name of Fund                      December 31, 2001            daily net assets)

International Select Equity Fund     $258,283,127.47                0.70%

Emerging Markets Debt Fund           $ 74,401,141.11                1.00%

Emerging Markets Equity Fund         $122,395,262.20                1.00%

                                    Exhibit D
                         Form of Sub-Advisory Agreement

                         RESEARCH AND ADVISORY AGREEMENT


                        Zurich Scudder Investments, Inc.
                                    [address]

[SUBADVISER]
[Address]


           We have entered into an Investment Management Agreement (the "Management Agreement') dated as of [ ______ ], 2002, as amended from time to time, with [Scudder International Fund, Inc.]{Scudder Mutual Fund, Inc.} [Global/International Fund, Inc.] //Scudder ___ International Fund, Inc.// (the "Corporation"), ___ a Maryland corporation, on behalf of [Scudder Pacific Opportunities Fund]{Scudder Gold Fund} [Scudder Emerging Markets Income Fund, Scudder Global Bond Fund] //Scudder Greater Europe Growth Fund, Scudder International Fund// (the "Fund"), pursuant to which we act as investment adviser to and manager of the Fund. A copy of the Management Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

           1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. In addition, for the benefit of the Fund, you agree to pay the fees and expenses of any directors or officers of the Corporation who are directors, officers or employees of you or of any of your affiliates, except that the Fund shall bear travel expenses [Scudder Pacific Opportunities Fund: (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers, or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.]{Scudder Gold Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund, Scudder International Fund: of one (but not more than one) director, officer or employee of you who is not a resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors of the Company in the United States and shall also bear the travel expenses of any other director, officer or employee of you who is resident in the United States to the extent such expenses relate to his attendance as a director at meetings of the Board of Directors outside of the United States.}

           2. [Scudder Pacific Opportunities Fund, {Scudder Gold Fund: We agree to pay in United States dollars to you, as compensation for the services to be rendered by you hereunder, a monthly fee which, on an annual basis, is equal to [Scudder Pacific Opportunities Fund: 0.385%]{Scudder Gold Fund: 0.35%} per annum of the value of the Fund's average [Scudder Pacific Opportunities Fund: weekly]{Scudder Gold Fund: monthly} net assets. [Scudder Gold Fund: In addition, we agree to pay you an amount equal to any Australian GST payable on any taxable supply you make to us in connection with this Agreement.} For purposes of computing the monthly fee, the value of the net assets of the Fund shall be determined as of the close of business on the last business day of each month provided, however, that the fee for the period from the end of the last month ending prior to termination of this Agreement, for whatever reason, to date of termination shall be based on the value of the net assets of the Fund determined as of the close of business on the date of termination and the fee for such period through the end of the month in which such proceeds are received shall be prorated according to the proportion which such period bears to a full monthly period. Each payment of a monthly fee shall be made by us to you within the fifteen days next following the day as of which such payment is so computed.}]

           [Scudder Emerging Markets Income Fund, Scudder Global Bond Fund //Scudder Greater Europe Growth Fund, Scudder International Fund: Subject to the provisions of this Agreement, the duties of the Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Subadviser by the Manager under and pursuant to this Agreement may be adjusted from time to time by the Manager with and upon the approval of the Board and the member's of the Corporation's Board of Directors who are not "interested persons," as defined in the Investment Company Act.//]

           The value of the net assets of the Fund shall be determined pursuant to applicable provision of the Articles of Incorporation and By-laws of the Fund.

           We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. [Scudder Pacific Opportunities Fund: We have furnished] {Scudder Gold Fund: We may from time to time furnish} you with informal memoranda, [Scudder Pacific Opportunities Fund: copies of which are attached to this Agreement,] reflecting our understanding of our working procedures with you, which {Scudder Gold Fund: will be agreed to by each of us and} may be revised as you work with us pursuant to this Agreement. {{Scudder Gold Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund, Scudder International Fund: We also agree to furnish you with current copies of the Fund's Prospectus and Statement of Additional Information, and all amendments and supplements thereto.} We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

           {Scudder Gold Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund, Scudder International
Fund: We agree that your prior approval will be required with respect to any references to you in any reports.}

        3. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

        4. Your services to us are not to be deemed exclusive and you are free to render similar services to others, [Scudder Pacific Opportunities Fund: except as otherwise provided in Section 1 hereof]{{Scudder Gold Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund, Scudder International Fund: provided that the nature and quality of services to be provided to the Fund pursuant to Section 1 hereof is maintained}.

        5. Nothing herein shall be construed as constituting you an agent of us {{Scudder Gold Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund, Scudder International Fund: or of the Corporation} or of the Fund.

        6. You represent and warrant that you are registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

        7. Neither you [Scudder Pacific Opportunities Fund: nor any affiliate of yours] shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you [Scudder Pacific Opportunities Fund: or your affiliates] may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended.

        8. We and the Fund agree that you may rely on information reasonably believed by you to be accurate and reliable. We and the Fund further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

        9. This Agreement shall remain in effect [Scudder Pacific  Opportunities
Fund: for a period of one year from the day and date first written above] {{Scudder Gold Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund, Scudder International Fund: until September 30, 2002}and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the [Scudder Pacific Opportunities Fund: Fund] {{Scudder Gold Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Greater Europe Growth Fund, Scudder International Fund:
Corporation}, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 11 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Management Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

        10. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval.

        11. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

           Addressed

If to Zurich Scudder Investments, Inc., to:
           [address]

If to [Subadviser], to:
           [address]

or to such other address as to which the recipient shall have informed the other party.

             Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

        12. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

        13. If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                       Very truly yours,
                                       ZURICH SCUDDER INVESTMENTS, INC.

                                       By:
                                         -----------------------------------
                                       Title:

The foregoing agreement is hereby accepted as of the date first above written.

                                       [ADVISER]

                                       By:
                                          -----------------------------------
                                       Title:

                                       Accepted:


                                [SCUDDER INTERNATIONAL FUND, INC.] {SCUDDER MUTUAL FUNDS, INC.} on behalf of [SCUDDER PACIFIC OPPORTUNITIES FUND]{SCUDDER GOLD FUND}



                                By:       --------------------------------------
                                Title:

                                    Exhibit E
         Similar Funds Advised or Subadvised by Zurich Scudder Singapore

                                     Net Assets (Millions)        Advisory Fee
                                     as of December 31, 2001      (% of average
Name of Fund or Portfolio                                      daily net assets)

Scudder-Dreman Financial                 $174,377,929
Services Fund

Scudder-Dreman High Return
Equity Fund

                                    Exhibit F
         Similar Funds Advised or Subadvised by Zurich Scudder Australia

                     Net Assets
                     (Millions)                   Advisory Fee
Name of Fund         as of [recent date]         (% of average daily net assets)

                                   Appendix 1
                         Trusts/Corporations and Series

                         Global/International Fund, Inc.
                      Scudder Emerging Markets Income Fund
                            Scudder Global Bond Fund
                          Scudder Global Discovery Fund
                               Scudder Global Fund

                                Investment Trust
                           Scudder Capital Growth Fund
                         Scudder Dividend & Growth Fund
                         Scudder Growth and Income Fund
                        Scudder Large Company Growth Fund
                           Scudder S&P 500 Index Fund
                        Scudder Small Company Stock Fund

                          Scudder Cash Investment Trust

                               Scudder Funds Trust
                          Scudder Short Term Bond Fund

                              Scudder Income Trust
                                Scudder GNMA Fund

                        Scudder International Fund, Inc.
                      Scudder Emerging Markets Growth Fund
                       Scudder Greater Europe Growth Fund
                           Scudder International Fund
                           Scudder Latin America Fund
                       Scudder Pacific Opportunities Fund

                           Scudder Money Market Trust
                           Scudder Money Market Series

                             Scudder Municipal Trust
                        Scudder High-Yield Tax-Free Fund
                         Scudder Managed Municipal Bonds


                           Scudder Mutual Funds, Inc.
                                Scudder Gold Fund

                             Scudder Pathway Series
                 Scudder Pathway Series: Conservative Portfolio
                    Scudder Pathway Series: Growth Portfolio
                   Scudder Pathway Series: Moderate Portfolio

                             Scudder Portfolio Trust
                              Scudder Balanced Fund
                       Scudder High-Yield Opportunity Fund
                               Scudder Income Fund

                            Scudder Securities Trust
                        Scudder 21st Century Growth Fund
                            Scudder Development Fund
                            Scudder Health Care Fund
                        Scudder Small Company Value Fund
                       Scudder Technology Innovation Fund

                          Scudder State Tax-Free Trust
                       Scudder Massachusetts Tax-Free Fund

                           Scudder Tax-Free Money Fund

                             Scudder Tax-Free Trust
                        Scudder Medium-Term Tax-Free Fund

                        Scudder U.S. Treasury Money Fund

                               Value Equity Trust
                        Scudder Large Company Value Fund
                             Scudder Select 500 Fund
                         Scudder Select 1000 Growth Fund

                                   Appendix 2
                          Information Regarding Scudder

Investment Manager

         Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

         On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

         The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

Directors and Officers of Scudder

         Steven M. Gluckstern, 105 East 17th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Asset, LLC.

        Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

        Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer and Secretary, Scudder. Managing Director, Scudder.

        Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

        Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

        Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

        Lynn S. Birdsong, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

        Laurence W. Cheng, 54 Thompson Street, New York, New York 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

        Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

        Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

         Appendix 11 includes information regarding each officer of each Trust/Corporation who is associated with Scudder.

         Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to become Chairman of Deutsche Asset Management. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

         Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. [In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Kemper Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each Plan, upon consummation of the Transaction, the respective accounts of each participant in the Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.]

         Scudder also informed the Funds that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates) securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.


                                   Appendix 3
                       Proposed Portfolio Manager Changes


     Below is a table that shows, as of [February 4], 2002, the anticipated changes to the lead portfolio management of the Funds after the Transaction. The information contained in the table is subject to change prior to or following the close of the Transaction. Shareholders of a Fund will be notified following a change in their Fund's lead portfolio manager(s).


                                                        Lead Portfolio Managers            Lead Portfolio Managers after the
                    Fund                                       as 12/31/01                               Transaction

Scudder 21st Century Growth Fund               Peter Chin                                  Sewall  F. Hodges, Peter Chin, Roy McKay
Scudder Balanced Fund                          Gary A. Langbaum                            William F. Gadsden, Christopher Gagnier,
                                                                                           David Baldt, Timothy Vile, Gary Barlett,
                                                                                           Warren Davis, Daniel Taylor, Thomas
                                                                                           Flaherty, Janet Campagna
Scudder Capital Growth Fund                    William Gadsden                             William F. Gadsden
Scudder Cash Investment Trust                  Frank J. Rachwalski, Jr                     Darlene Rasel
Scudder Development Fund                       Sewall F. Hodges                            Sewall F. Hodges
Scudder Dividend & Growth Fund                 Kathleen T. Millard                         Board approved for liquidation
Scudder Emerging Markets Growth Fund           Joyce E. Cornell                            Oliver Kratz
Scudder Emerging Markets Income Fund           Jan C. Faller                               David Dowsett
Scudder Global Bond Fund                       Jan C. Faller                               Ian Clark
Scudder Global Discovery Fund                  Gerald J. Moran                             Gerald J. Moran
Scudder Global Fund                            William E. Holzer                           William E. Holzer
Scudder GNMA Fund                              Richard L. Vandenberg                       John Dugenske
Scudder Gold Fund                              Nick Raffan, Darko Kuzmunovic               Darko Kuzmunovic, Euen Leckie
Scudder Greater Europe Growth Fund             Carol Franklin                              Alexander Black
Scudder Growth and Income Fund                 Kathleen T. Millard                         Kathleen T. Millard
Scudder Health Care Fund                       James E. Fenger                             James E. Fenger
Scudder High-Yield Opportunity Fund            Harry E. Resis, Jr.                         Andrew   Cestone, Harry E. Resis, Jr.,
Scudder High-Yield Tax-Free Fund               Philip G. Condon                            Philip G. Condon
Scudder Income Fund                            Robert S. Cessine                           Chris  Gagnier,  David Baldt,  Timothy
                                                                                           Vile, Gary Bartlett, Warren Davis, Daniel
                                                                                           Taylor, Thomas Flaherty
Scudder International Fund                     Irene T. Cheng                              Irene T. Cheng
Scudder Large Company Growth Fund              Gary A. Langbaum, Jesse Stuart              Jesse Stuart
Scudder Large Company Value Fund               Lois Roman                                  Lois Roman
Scudder Latin America Fund                     Paul Rogers, Tara Kenney                    Paul Rogers
Scudder Managed Municipal Bonds                Philip G. Condon                            Philip G. Condon
                                               Ashton P. Goodfield
Scudder Massachusetts Tax-Free Fund            Philip G. Condon                            Philip G. Condon
Scudder Medium-Term Tax-Free Fund              Philip G. Condon, Ashton P. Goodfield       Philip G. Condon
Scudder Money Market Series                    Frank J. Rachwalski, Jr.                    Darlene Rasel
Scudder Pacific Opportunities Fund             Terrence Gray                               Andrew Stubing
Scudder Pathway Series: Conservative           Shahram Tajbakhsh,  Maureen F. Allyn,       Janet Campagna
Portfolio                                      Joseph DeSantis
Scudder Pathway Series: Moderate Portfolio     Shahram Tajbakhsh,  Maureen F. Allyn,       Janet Campagna
                                               Joseph DeSantis
Scudder Pathway Series: Growth Portfolio       Shahram Tajbakhsh,  Maureen F. Allyn,       Janet Campagna
                                               Joseph DeSantis
Scudder S&P 500 Index Fund                     James Creighton, Patrick Cannon             James Creighton, Patrick Cannon
                                               (adviser to master fund)                    (adviser to master fund)
Scudder Select 1000 Growth Fund                Robert D. Tymoczko                          Eric Lobben
Scudder Select 500 Fund                        Robert D. Tymoczko                          Eric Lobben
Scudder Short Term Bond Fund                   Robert S. Cessine                           John Dugenske
Scudder Small Company Stock Fund               Robert D. Tymoczko                          Joshua Feuerman
Scudder Small Company Value Fund               Robert D. Tymoczko                          Joshua Feuerman
Scudder Tax-Free Money Fund                    Frank J. Rachwalski, Jr.                    Steven Boyd, Gary Pollack
Scudder Technology Innovation Fund             J. Brooks Dougherty                         Blair Treisman
Scudder U.S. Treasury Money Fund               Frank J. Rachwalski, Jr.                    Darlene Rasel


                                                                                Appendix 4
                                                            Fees to SFAC, SISC, SSC, STC, SDI and SISI

                                                       Aggregate    Aggregate    Aggregate      Aggregate     Aggregate    Aggregate
                                           Fiscal         Fee          Fee          Fee           Fee           Fee            Fee
                      Fund                  Year       to SFAC       to SISC     to SSC           to STC       to SDI        to SISI

Scudder 21st Century Growth Fund           7/31/01        $38,945     $10,841       $0             $207,720       $109,193       $0
Scudder Balanced Fund                     12/31/01        $0          $0            $0             $0             $0             $0
Scudder Capital Growth Fund                9/30/01        $0          $0            $0             $0             $343,856     $155
Scudder Cash Investment Trust              5/31/01        $24,331     $0            $761,893       $404,694       $0             $0
Scudder Development Fund                   7/31/01        $17,190     $0            $179,331       $184,774       $0             $0
Scudder Dividend & Growth Fund            12/31/01        $0          $0            $0             $0             $2,537         $0
Scudder Emerging Markets Growth Fund      10/31/01        $0          $0            $0             $0             $104         $165
Scudder Emerging Markets Income Fund      10/31/01        $0          $0            $0             $0             $112          $30
Scudder Global Bond Fund                  10/31/01        $0          $0            $0             $0             $54,459       $20
Scudder Global Discovery Fund             10/31/01       $251,250     $110,000      $217,984       $97,726        $1,364,196 $1,689
Scudder Global Fund                        8/31/01       $36,085      $0            $51,184        $76,000        $46,035      $259
Scudder GNMA Fund                          9/30/01       $0           $0            $0             $0             $0             $0
Scudder Gold Fund                         10/31/01       $0           $0            $0             $0             $540           $0
Scudder Greater Europe Growth Fund        10/31/01       $0           $0            $0             $0             $1,626         $0
Scudder Growth and Income Fund             9/30/01       $0           $0            $0             $0             $94,724       $10
Scudder Health Care Fund                   5/31/01       $18,676      $0            $148,855       $6,940         $10,633       $10
Scudder High-Yield Opportunity Fund        1/31/01       $35,459      $0            $161,633       $24,225        $0           $215
Scudder High-Yield Tax-Free Fund           5/31/01       $38,745      $969          $177,976       $0             $78,619        $0
Scudder Income Fund                        1/31/01       $49,971      $0            $322,398       $1,673,151     $0           $420
Scudder International Fund                 8/31/01       $0           $0            $0             $0             $521,298     $160
Scudder Large Company Growth Fund          7/31/01       $29,006      $43,119       $247,743       $663,085       $136,520     $813
Scudder Large Company Value Fund           9/30/01       $28,245      $0            $401,409       $293,989       $75,083        $0
Scudder Latin America Fund                10/31/01       $0           $0            $0             $0             $92            $0
Scudder Managed Municipal Bonds            5/31/01       $22,940      $0            $56,852        $0             $0           $805
Scudder Massachusetts Tax-Free Fund        3/31/01       $22,463      $0            $62,755        $0             $0             $0
Scudder Medium-Term Tax-Free Fund          5/31/01       $15,293      $0            $52,113        $0             $0           $525
Scudder Money Market Series                5/31/01       $111,376     $0            $148,880       $0             $0             $0
Scudder Pacific Opportunities Fund        10/31/01       $0           $0            $0             $0             $30,459      $165
Scudder Pathway Series:
  Conservative Portfolio                   8/31/01       $0           $0            $0             $0             $19,834        $0
Scudder Pathway Series:
  Growth Portfolio                         8/31/01       $0           $0            $0             $0             $75,717        $0
Scudder Pathway Series:
     Moderate Portfolio                    8/31/01       $0           $0            $0             $0             $62,521        $0
Scudder S&P 500 Index Fund                12/31/01       $0           $0            $0             $0             $0             $0
Scudder Select 1000 Growth Fund            2/28/01       $0           $0            $54,514        $0             $0             $0
Scudder Select 500 Fund                    2/28/01       $0           $0            $55,181        $0             $0             $0
Scudder Short Term Bond Fund              12/31/01       $0           $0            $0             $0             $351,560     $420
Scudder Small Company Stock Fund           9/30/01       $0           $0            $0             $0             $30            $0
Scudder Small Company Value Fund           7/31/01       $7,357       $0            $34,411        $78,805        $0             $0
Scudder Tax-Free Money Fund                5/31/01       $13,402      $0            $52,042        $0             $0             $0
Scudder Technology Innovation Fund         5/31/01       $34,973      $0            $533,000       $30,024        $1,136     $2,874
Scudder U.S. Treasury Money Fund           5/31/01       $15,486      $0            $208,725       $364,569       $0             $0


                                   Appendix 5
                      Fund Management Fee Rates, Net Assets
                          and Aggregate Management Fees
                                                                                                          Aggregate Management
                                         Fiscal                                   Management                    Fee Paid+
                 Fund                    Year          Net Assets                 Fee Rate*

Scudder 21st Century Growth Fund         7/31/01     $    318,528,621   0.750% to $500 million           $        2,759,156++
                                                                        0.700% next $500 million
                                                                        0.650% over $1 billion

Scudder Balanced Fund                    12/31/01    $    934,277,783   0.470% to $1.5 billion           $          4,623,635
                                                                        0.445 next $500 million
                                                                        0.420 over $2 billion

Scudder Capital Growth Fund              9/30/01     $  1,671,706,984   0.580% to $3 billion             $         11,770,464
                                                                        0.555% next $1 billion
                                                                        0.530% over $4 billion

Scudder Cash Investment Trust            5/31/01     $  1,338,276,105   0.500% to $250 million           $        4,964,134++
                                                                        0.450% next $250 million
                                                                        0.400% next $500 million
                                                                        0.350% next $500 million
                                                                        0.335% next $500 million
                                                                        0.320% over $2 billion

Scudder Development Fund                 7/31/01     $    445,769,912   0.850% to $1 billion             $          5,607,373
                                                                        0.800% next $500 million
                                                                        0.750% over $1.5 billion

Scudder Dividend & Growth Fund           12/31/01    $     31,675,170   0.750% to $500 million           $            245,249
                                                                        0.700% over $500 million

Scudder Emerging Markets Growth Fund     10/31/01    $     42,196,327   1.250% to $500 million           $            697,588
                                                                        1.200% over $500 million

Scudder Emerging Markets Income Fund     10/31/01    $    120,468,131   1.000% to $500 million           $          1,355,451
                                                                        0.950% over $500 million

Scudder Global Bond Fund                 10/31/01    $    180,288,837   0.750% to $250 million           $          1,171,025
                                                                        0.720% next $750 billion
                                                                        0.700% next $1.5 billion
                                                                        0.680% next $2.5 billion
                                                                        0.650% next $2.5 billion
                                                                        0.640% next $2.5 billion
                                                                        0.630% next $2.5 billion
                                                                        0.620% over $12.5 billion

Scudder Global Discovery Fund            10/31/01    $    508,768,768   1.100% of net assets             $          7,526,633

Scudder Global Fund                      8/31/01     $  1,252,010,279   1.000% to $500 million           $         13,563,178
                                                                        0.950% next $500 million
                                                                        0.900% next $500 million
                                                                        0.850% next $500 million
                                                                        0.800% over $2 billion

Scudder GNMA Fund                        9/30/01     $  4,273,399,626   0.400% to $5.0 billion           $         16,320,051
                                                                        0.385% next $1 billion
                                                                        0.370% over $6 billion

Scudder Gold Fund                        10/31/01    $     98,333,874   1.000% to $500 million           $            928,880
                                                                        0.950% thereafter

Scudder Greater Europe Growth Fund       10/31/01    $    725,235,585   1.000% to $1 billion             $         10,900,277
                                                                        0.900% next $500 million
                                                                        0.850% next $500 million
                                                                        0.800% over $2 billion

Scudder Growth and Income Fund           9/30/01     $  6,890,176,215   0.450% to $14 billion            $         41,076,392
                                                                        0.425% next $2 billion
                                                                        0.400% next $2 billion
                                                                        0.385% over $18 billion

Scudder Health Care Fund                 5/31/01     $    235,718,201   0.850% to $500 million           $          1,772,283
                                                                        0.800% over $500 million

Scudder High-Yield Opportunity Fund      1/31/01     $    129,687,812   0.600% to $500 million           $          448,049++
                                                                        0.575% next $500 million
                                                                        0.550% next $500 million
                                                                        0.525% next $500 million
                                                                        0.500% next $1 billion
                                                                        0.475% over $3 billion

Scudder High-Yield Tax-Free Fund         5/31/01     $    555,430,253   0.650% to $300 million           $        2,952,156++
                                                                        0.600% next $200 million
                                                                        0.575% over $500 million

Scudder Income Fund                      1/31/01     $    835,783,924   0.550% to $250 million           $        2,396,680++
                                                                        0.520% next $750 million
                                                                        0.500% next $1.5 billion
                                                                        0.480% next $2.5 billion
                                                                        0.450% next $2.5 billion
                                                                        0.430% next $2.5 billion
                                                                        0.410% next $2.5 billion
                                                                        0.400 over $12.5 billion

Scudder International Fund               8/31/01     $  3,751,901,605   0.675% to $6 billion             $         28,435,700
                                                                        0.625% next $1 billion
                                                                        0.600% over $7 billion

Scudder Large Company Growth Fund        7/31/01     $    955,238,753   0.700% to 1.5 billion            $          8,699,688
                                                                        0.650% next 500 million
                                                                        0.600% over $2 billion

Scudder Large Company Value Fund         9/30/01     $  2,758,218,541   0.600% to $1.5 billion           $         13,837,068
                                                                        0.575% next $500 million
                                                                        0.550% next $1 billion
                                                                        0.525% next $1 billion
                                                                        0.500% next $1 billion
                                                                        0.475% over $5 billion

Scudder Latin America Fund               10/31/01    $    295,145,336   1.250% to $400 million           $          4,721,480
                                                                        1.150% over $400 million

Scudder Managed Municipal Bonds          5/31/01     $  2,284,146,522   0.450% to $250 million           $          9,745,646
                                                                        0.430% next $750 million
                                                                        0.410% next $1.5 billion
                                                                        0.400% next $2.5 billion
                                                                        0.380% next $2.5 billion
                                                                        0.360% next $2.5 billion
                                                                        0.340% next $2.5 billion
                                                                        0.320% over $12.5 billion

Scudder Massachusetts Tax-Free Fund      3/31/01     $    488,642,403   0.600% to $400 million           $          2,594,528
                                                                        0.525% next $600 million
                                                                        0.500% over $1 billion

Scudder Medium-Term Tax-Free Fund        5/31/01     $    592,760,077   0.550% to $250 million           $          3,432,660
                                                                        0.520% next $750 million
                                                                        0.490% next $1.5 billion
                                                                        0.470% next $2.5 billion
                                                                        0.450% next $2.5 billion
                                                                        0.430% next $2.5 billion
                                                                        0.410% next $2.5 billion
                                                                        0.400% over $12.5 billion

Scudder Money Market Series              5/31/01     $9,294,897,783     0.250% of net assets             $        9,133,315++

Scudder Pacific Opportunities Fund       10/31/01    $     75,709,280   0.850% to $250 million           $            921,936
                                                                        0.820% next $750 million
                                                                        0.800% next $1.5 billion
                                                                        0.780% next $2.5 billion
                                                                        0.750% next $2.5 billion
                                                                        0.740% next $2.5 billion
                                                                        0.730% next $2.5 billion
                                                                        0.720% over $12.5 billion

Scudder Pathway Series: Conservative     8/31/01     $    112,874,335   There will be no fee as the                N/A
Portfolio                                                               Investment Manager will
                                                                        receive a fee from the
                                                                        underlying funds.

Scudder Pathway Series: Growth           8/31/01     $    237,107,578   There will be no fee as the                N/A
Portfolio                                                               Investment Manager will
                                                                        receive a fee from the
                                                                        underlying funds.

Scudder Pathway Series: Moderate         8/31/01     $    268,370,642   There will be no fee as the                N/A
Portfolio                                                               Investment Manager will
                                                                        receive a fee from the
                                                                        underlying funds.

Scudder S&P 500 Index Fund               12/31/01    $    861,675,693   0.150% of net assets             $            908,357

Scudder Select 1000 Growth Fund          2/28/01     $     23,922,571   0.500% to $500 million           $           57,798++
                                                                        0.475% next $500 million
                                                                        0.450% over $1 billion

Scudder Select 500 Fund                  2/28/01     $     36,402,564   0.500% to $500 million           $           93,653++
                                                                        0.475% next $500 million
                                                                        0.450% over $1 billion

Scudder Short Term Bond Fund             12/31/01    $  1,144,505,490   0.450% to $1.5 billion           $          4,843,584
                                                                        0.425% next $500 million
                                                                        0.400% next $1 billion
                                                                        0.385% next $1 billion
                                                                        0.370% next $1 billion
                                                                        0.355% next $1 billion
                                                                        0.340% over $6 billion

Scudder Small Company Stock Fund         9/30/01     $     75,479,138   0.750% to $500 million           $            633,762
                                                                        0.700% next $500 million
                                                                        0.650% over $1 billion

Scudder Small Company Value Fund         7/31/01     $    221,483,843   0.750% to $500 million           $        1,235,494++
                                                                        0.700% over $500 million

Scudder Tax-Free Money Fund              5/31/01     $    345,090,771   0.500% to $500 million           $        1,553,010++
                                                                        0.480% over $500 million

Scudder Technology Innovation Fund       5/31/01     $    412,185,994   0.850% to $500 million           $          5,718,033
                                                                        0.800% next $500 million
                                                                        0.750% next $500 million
                                                                        0.700% next $500 million
                                                                        0.650% over $2 billion

Scudder U.S. Treasury Money Fund         5/31/01     $    383,802,179   0.400% to $500 million           $          890,824++
                                                                        0.385% next 500 million
                                                                        0.370% over $1 billion

* The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted.

+ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Zurich Scudder Investments, Inc.

++      Afterwaiver and/or expense limitations.

                                   Appendix 6
                           Administrative Service Fees

         The Funds listed below have entered into an administrative services agreement with Scudder (the "Administration Agreement"), pursuant to which Scudder provides or pays others to provide substantially all of the administrative services required by the shares of the Funds (other than those provided by Scudder under its investment management agreement with those Funds) in exchange for the payment by the Funds of an annual administrative fee (the "Administrative Fee") as listed below.

         The Administration Agreement will remain in effect with respect to the shares for an initial term ending September 30, 2003, subject to earlier termination by the Board of Trustees/Directors that oversee the Funds listed below. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees/Directors, including Independent Trustees/Directors, that oversee the Funds listed below. The fee payable by each Fund listed below to Scudder pursuant to the Administration Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

         Certain expenses of the Funds are not borne by Scudder under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees/Directors (including the fees and expenses of their independent counsel). Each Fund listed below continues to pay the fees required by its investment management agreement with Scudder.


                          FUND              CLASS A     CLASS B   CLASS C    CLASS I    CLASS S      AARP         OTHERS
                          ----              -------     -------   -------    -------    -------      ----         ------

Scudder 21st Century Growth Fund             0.475       0.525     0.500      0.100      0.450      0.450          N/A

Scudder Balanced Fund                         N/A         N/A       N/A        N/A       0.300      0.300          N/A

Scudder Capital Growth Fund                  0.325       0.375     0.350      0.100      0.300      0.300          N/A

Scudder Cash Investment Trust                 N/A         N/A       N/A        N/A       0.400      0.400          N/A

Scudder Development Fund                      N/A         N/A       N/A        N/A       0.450      0.450          N/A

Scudder Dividend & Growth Fund               0.325       0.375     0.350       N/A       0.300      0.300          N/A

Scudder Emerging Markets Growth Fund         0.675       0.725     0.700       N/A       0.650      0.650          N/A

Scudder Emerging Markets Income Fund         0.675       0.725     0.700       N/A       0.650      0.650          N/A

Scudder Global Bond Fund                     0.400       0.450     0.425       N/A       0.375      0.375          N/A

Scudder Global Discovery Fund                0.400       0.450     0.425       N/A       0.375      0.375          N/A

Scudder Global Fund                          0.400       0.450     0.425       N/A       0.375      0.375          N/A

Scudder GNMA Fund                             N/A         N/A       N/A        N/A       0.300      0.300          N/A

Scudder Gold Fund                            0.675       0.725     0.700       N/A       0.650      0.650          N/A

Scudder Greater Europe Growth Fund           0.400       0.450     0.425       N/A       0.375      0.375          N/A

Scudder Growth and Income Fund               0.325       0.375     0.350       N/A       0.300      0.300          N/A

Scudder Health Care Fund                     0.375       0.425     0.400      0.100      0.350      0.350          N/A

Scudder High-Yield Opportunity Fund          0.325       0.375     0.350       N/A       0.300      0.300          N/A

Scudder High-Yield Tax-Free Fund             0.175       0.225     0.200       N/A       0.150      0.150          N/A

Scudder Income Fund                          0.300       0.300     0.200      0.100      0.300      0.300          N/A

Scudder International Fund                   0.400       0.450     0.425      0.150      0.375      0.375        Barrett
                                                                                                               shares 0.375
Scudder Large Company Growth Fund            0.325       0.375     0.300      0.100      0.300      0.300          N/A

Scudder Large Company Value Fund             0.325       0.375     0.350      0.100      0.300      0.300          N/A

Scudder Latin America Fund                   0.675       0.725     0.700       N/A       0.650      0.650        M shares
                                                                                                                  0.650
Scudder Managed Municipal Bonds              0.095       0.125     0.150       N/A       0.150      0.150          N/A

Scudder Massachusetts Tax-Free Fund          0.175       0.225     0.200       N/A       0.150      0.150          N/A

Scudder Medium-Term Tax-Free Fund            0.175       0.225     0.200       N/A       0.150      0.150          N/A

Scudder Money Market Series

Scudder Pacific Opportunities Fund           0.675       0.725     0.700       N/A       0.650      0.650          N/A

Scudder Pathway Series:
Conservative Portfolio                        N/A         N/A       N/A        N/A        N/A        N/A           N/A

Scudder Pathway Series:
Moderate Portfolio                            N/A         N/A       N/A        N/A        N/A        N/A           N/A

Scudder Pathway Series:
Growth Portfolio                              N/A         N/A       N/A        N/A        N/A        N/A           N/A

Scudder S&P 500 Index Fund                    N/A         N/A       N/A        N/A       0.250      0.250          N/A

Scudder Select 1000 Growth Fund              0.275       0.325     0.300       N/A       0.250      0.250          N/A

Scudder Select 500 Fund                      0.275       0.325     0.300       N/A       0.250      0.250          N/A

Scudder Short Term Bond Fund                 0.325       0.375     0.350       N/A       0.300      0.300          N/A

Scudder Small Company Stock Fund             0.475       0.525     0.500       N/A       0.450      0.450          N/A

Scudder Small Company Value Fund             0.475       0.525     0.500      0.100      0.450       N/A           N/A

Scudder Tax-Free Money Fund                   N/A         N/A       N/A        N/A       0.150      0.150          N/A

Scudder Technology Innovation Fund           0.375       0.425     0.400       N/A         ?          ?            N/A

Scudder U.S. Treasury Money Fund              N/A         N/A       N/A        N/A       0.400      0.400          N/A


                                   Appendix 7
               Dates Relating to Investment Management Agreements

                                                                                                                  Termination Date
                                                                                                                       (Unless
                                                                 Current Investment              New                Continued) For
                                              Date of Current    Management Agreement    Investment Management      New Investment
                                                 Investment        Last Approved By        Agreement Approved         Management
                                                Management           Shareholders             By Trustees             Agreement
                                                 Agreement
                Fund

Scudder 21st Century Growth Fund                10/2/00                                            2/4/02                  9/30/02
Scudder Balanced Fund                           8/28/00                                            2/4/02                  9/30/02
Scudder Capital Growth Fund                     7/17/00                                            2/4/02                  9/30/02
Scudder Cash Investment Trust                   9/11/00                                            2/4/02                  9/30/02
Scudder Development Fund                        10/2/00                                            2/4/02                  9/30/02
Scudder Dividend & Growth Fund                  10/2/00                                            2/4/02                  9/30/02
Scudder Emerging Markets Growth Fund            10/2/00                                            2/4/02                  9/30/02
Scudder Emerging Markets Income Fund            10/2/00                                            2/4/02                  9/30/02
Scudder Global Bond Fund                        6/18/01                                            2/4/02                  9/30/02
Scudder Global Discovery Fund                   9/7/98                                             2/4/02                  9/30/02
Scudder Global Fund                             9/11/00                                            2/4/02                  9/30/02
Scudder GNMA Fund                               7/17/00                                            2/4/02                  9/30/02
Scudder Gold Fund                               4/1/01                                             2/4/02                  9/30/02
Scudder Greater Europe Growth Fund              10/2/00                                            2/4/02                  9/30/02
Scudder Growth and Income Fund                  8/14/00                                            2/4/02                  9/30/02
Scudder Health Care Fund                        10/2/00                                            2/4/02                  9/30/02
Scudder High-Yield Opportunity Fund             6/25/01                                            2/4/02                  9/30/02
Scudder High-Yield Tax-Free Fund                10/2/00                                            2/4/02                  9/30/02
Scudder Income Fund                             6/25/01                                            2/4/02                  9/30/02
Scudder International Fund                      8/14/00                                            2/4/02                  9/30/02
Scudder Large Company Growth Fund               10/2/00                                            2/4/02                  9/30/02
Scudder Large Company Value Fund                2/6/01                                             2/4/02                  9/30/02
Scudder Latin America Fund                      12/14/01                                           2/4/02                  9/30/02
Scudder Managed Municipal Bonds                 7/11/01                                            2/4/02                  9/30/02
Scudder Massachusetts Tax-Free Fund             7/31/00                                            2/4/02                  9/30/02
Scudder Medium-Term Tax-Free Fund               6/11/01                                            2/4/02                  9/30/02
Scudder Money Market Series                     8/700                                              2/4/02                  9/30/02
Scudder Pacific Opportunities Fund             5/28/01                                             2/4/02                  9/30/02
Scudder Pathway Series: Conservative Portfolio 9/7/98                                              2/4/02                  9/30/02
Scudder Pathway Series: Growth Portfolio        9/7/98                                             2/4/02                  9/30/02
Scudder Pathway Series: Moderate Portfolio      9/7/98                                             2/4/02                  9/30/02
Scudder S&P 500 Index Fund                      9/7/98                                             2/4/02                  9/30/02
Scudder Select 1000 Growth Fund                 10/2/00                                            2/4/02                  9/30/02
Scudder Select 500 Fund                         8/28/00                                            2/4/02                  9/30/02
Scudder Short Term Bond Fund                    8/14/00                                            2/4/02                  9/30/02
Scudder Small Company Stock Fund                7/17/00                                            2/4/02                  9/30/02
Scudder Small Company Value Fund                10/28/00                                           2/4/02                  9/30/02
Scudder Tax-Free Money Fund                     9/7/98                                             2/4/02                  9/30/02
Scudder Technology Innovation Fund              10/2/00                                            2/4/02                  9/30/02
Scudder U.S. Treasury Money Fund                10/2/00                                            2/4/02                  9/30/02

                                   Appendix 8
                             Fund Shares Outstanding

         The table below sets forth the number of shares outstanding for [each class of] each Fund as of [ ], 2002.

Fund                                              Number of Shares Outstanding

                                   Appendix 9
                 Beneficial Owners of 5% or More of Fund Shares

                                   Appendix 10
         Fund Shares Owned by Nominees, Trustees/Directors and Executive

        Many of the nominees, Trustees/Directors and executive officers own shares of the series of each Trust/Corporation and of other funds in the Scudder and Deutsche Bank Families of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the dollar range of equity securities owned in each series of each Trust/Corporation owned as of December 31, 2001. The amount shown includes share equivalents of [certain] funds advised by Scudder in which the board member is deemed to be invested pursuant to such Fund's Deferred Compensation Plan. [As of [December 31, 2001], no nominee, Trustee or executive officer of the Trust/Corporation owned any shares of [ ].] In addition, the last row in the table represents the aggregate dollar range of equity securities owned as of December 31, 2001 in all funds overseen or to be overseen by each nominee or Trustee in the Scudder and Deutsche Bank Families of Funds. The information as to beneficial ownership is based on statements furnished to each Trust/Corporation by each nominee, Trustee and executive officer. Unless otherwise noted, each nominee's and Trustee's individual shareholdings of each class of any series of each Trust/Corporation constitute less than 1% of the outstanding shares of such class. Unless otherwise noted, as a group, the Trustees/Directors and executive officers of each Trust/Corporation own less than 1% of the shares of each class of any series of each Trust/Corporation.


                                                                                               Jean
Names of Nominees and    Henry P.     Linda C.    Dawn-Marie     Edgar R.      Keith Fox      Gleason      Jean C.         Steven
  Trustees/Directors     Becton Jr.    Coughlin    Driscoll       Fiedler                    Stromberg      Tempel        Zaleznick
         Fund

Scudder 21st
Century Growth Fund

Scudder Balanced Fund

Scudder Capital
Growth Fund

Scudder Cash Investment
Trust

Scudder Development Fund

Scudder Dividend &
Growth Fund

Scudder Emerging Markets
Growth Fund

Scudder Emerging Markets
Income Fund

Scudder Global Bond Fund

Scudder Global
Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold Fund

Scudder Greater Europe
Growth Fund

Scudder Growth and
Income Fund

Scudder Health Care Fund

Scudder High-Yield
Opportunity Fund

Scudder High-Yield
Tax-Free Fund

Scudder Income Fund

Scudder International
Fund

Scudder Large Company
Growth Fund

Scudder Large Company
Value Fund

Scudder Latin America
Fund

Scudder Managed
Municipal Bonds

Scudder Massachusetts
Tax-Free Fund

Scudder Medium-Term
Tax-Free Fund

Scudder Money Market
Series Institutional Shares

Scudder Money Market
Series Managed Shares

Scudder Money Market
Series Premium Shares

Scudder Money Market
Series Prime Reserve Shares

Scudder Pacific Opportunities Fund

Scudder Pathway Series:
Conservative Portfolio

Scudder Pathway Series:
Growth Portfolio

Scudder Pathway Series:
Moderate Portfolio

Scudder S&P 500
Index Fund

Scudder Select 1000
Growth Fund

Scudder Select 500 Fund

Scudder Short Term
Bond Fund

Scudder Small Company
Stock Fund

Scudder Small Company
Value Fund

Scudder Tax-Free
Money Fund

Scudder Technology
Innovation Fund

Scudder U.S. Treasury
Money Fund

Aggregate Dollar Range
of Equity Securities*

                                   Appendix 11
                                    Officers

         The following persons are officers of each Trust/Corporation noted in the table below:


                             Present Office with the
                          Trust/Corporation; Principal


               Name (age)                     Occupation or Employment(1)       Trust/Corporation (Year First Became
                                                                                           an Officer)(2)

Linda C. Coughlin ([age])                 Director, President and               Global/International Fund, Inc. (2001)
                                          Chairperson; Managing Director,       Scudder International Fund, Inc. (2000)
                                          Scudder.                              Scudder Mutual Funds,  Inc. (2000)


                                          Trustee, President and Chairperson;   Investment Trust (2000)
                                          Managing Director, Scudder.           Scudder Cash Investment Trust (2000)
                                                                                Scudder Funds Trust (2000)
                                                                                Scudder Income Trust (2000)
                                                                                Scudder Money Market Trust (2000)
                                                                                Scudder Municipal Trust (2000)
                                                                                Scudder Pathway Series (2000)
                                                                                Scudder Portfolio Trust (2000)
                                                                                Scudder Securities Trust (2000)
                                                                                Scudder State Tax-Free Trust (2000)
                                                                                Scudder Tax-Free Money Fund (2000)
                                                                                Scudder Tax-Free Trust (2000)
                                                                                Scudder U.S. Treasury Money Fund (2000)
                                                                                Value Equity Trust (2000)

Thomas V. Burns ([age])                   Vice President                        Global/International Fund, Inc.(2000)
                                                                                Investment Trust (2000)
                                                                                Scudder Cash Investment Trust (2000)
                                                                                Scudder Funds Trust (2000)
                                                                                Scudder Income Trust (2000)
                                                                                Scudder International Fund, Inc. (2000)
                                                                                Scudder Money Market Trust (2000)
                                                                                Scudder Municipal Trust (2000)
                                                                                Scudder Mutual Funds, Inc. (2000)
                                                                                Scudder Pathway Series (2000)
                                                                                Scudder Portfolio Trust (2000)
                                                                                Scudder Securities Trust (2000)
                                                                                Scudder State Tax-Free Trust (2000)
                                                                                Scudder Tax-Free Money Fund (2000)
                                                                                Scudder Tax-Free Trust (2000)
                                                                                Scudder U.S. Treasury Money Fund (2000)
                                                                                Value Equity Trust (2000)

William F. Glavin ([age])                 Vice President; Managing Director,    Global/International Fund, Inc.
                                          Scudder                               Investment Trust (2000)
                                                                                Scudder Cash Investment Trust (2000)
                                                                                Scudder Funds Trust (2000)
                                                                                Scudder Income Trust (2000)
                                                                                Scudder International Fund, Inc. (2000)
                                                                                Scudder Money Market Trust (2000)
                                                                                Scudder Municipal Trust (2000)
                                                                                Scudder Mutual Funds, Inc. (2000)
                                                                                Scudder Pathway Series (2000)
                                                                                Scudder Portfolio Trust (2000)
                                                                                Scudder Securities Trust (2000)
                                                                                Scudder State Tax-Free Trust (2000)
                                                                                Scudder Tax-Free Money Fund (2000)
                                                                                Scudder Tax-Free Trust (2000)
                                                                                Scudder U.S. Treasury Money Fund (2000)
                                                                                Value Equity Trust (2000)

James E. Masur ([age])                    Vice President; Senior Vice           Global/International Fund, Inc. (2000)
                                          President, Scudder                    Investment Trust (2000)
                                                                                Scudder Cash Investment Trust (2000)
                                                                                Scudder Funds Trust (2000)
                                                                                Scudder Income Trust (1999)
                                                                                Scudder International Fund, Inc. (2000)
                                                                                Scudder Money Market Trust (2000)
                                                                                Scudder Municipal Trust (2000)
                                                                                Scudder Mutual Funds, Inc. (2000)
                                                                                Scudder Pathway Series (2000)
                                                                                Scudder Portfolio Trust (2000)
                                                                                Scudder Securities Trust (2000)
                                                                                Scudder State Tax-Free Trust (2000)
                                                                                Scudder Tax-Free Money Fund (2000)
                                                                                Scudder Tax-Free Trust (2000)
                                                                                Scudder U.S. Treasury Money Fund (2000)
                                                                                Value Equity Trust (2000)

John Millette ([age])                     Vice President and Secretary; Vice    Global/International Fund, Inc. (1999)
                                          President, Scudder                    Investment Trust (1999)
                                                                                Scudder Cash Investment Trust (1999)
                                                                                Scudder Funds Trust (1999)
                                                                                Scudder Income Trust (1999)
                                                                                Scudder International Fund, Inc. (1999)
                                                                                Scudder Money Market Trust (1999)
                                                                                Scudder Municipal Trust (1999)
                                                                                Scudder Mutual Funds, Inc. (1999)
                                                                                Scudder Pathway Series (1999)
                                                                                Scudder Portfolio Trust (1999)
                                                                                Scudder Securities Trust (1999)
                                                                                Scudder State Tax-Free Trust (1999)
                                                                                Scudder Tax-Free Money Fund (1999)
                                                                                Scudder Tax-Free Trust (1999)
                                                                                Scudder U.S. Treasury Money Fund (1999)
                                                                                Value Equity Trust (1999)

Kathryn L. Quirk ([age])                  Vice President and Assistant          Global/International Fund, Inc. (1984)
                                          Secretary; Managing Director,         Investment Trust (1997)
                                          Scudder.                              Scudder Cash Investment Trust (1997)
                                                                                Scudder Funds Trust (1984)
                                                                                Scudder Income Trust (1997)
                                                                                Scudder International Fund, Inc. (1984)
                                                                                Scudder Money Market Trust (1997)
                                                                                Scudder Municipal Trust (1997)
                                                                                Scudder Mutual Funds, Inc. (1988)
                                                                                Scudder Pathway Series (1997)
                                                                                Scudder Portfolio Trust (1997)
                                                                                Scudder Securities Trust (1984)
                                                                                Scudder State Tax-Free Trust (1997)
                                                                                Scudder Tax-Free Money Fund (1997)
                                                                                Scudder Tax-Free Trust (1997)
                                                                                Scudder U.S. Treasury Money Fund (1997)
                                                                                Value Equity Trust (1997)

Howard Schneider ([age])                  Vice President                        Global/International Fund, Inc. (2000)
                                                                                Investment Trust (2000)
                                                                                Scudder Cash Investment Trust (2000)
                                                                                Scudder Funds Trust (2000)
                                                                                Scudder Income Trust (2000)
                                                                                Scudder International Fund, Inc. (2000)
                                                                                Scudder Money Market Trust (2000)
                                                                                Scudder Municipal Trust (2000)
                                                                                Scudder Mutual Funds, Inc. (2000)
                                                                                Scudder Pathway Series (2000)
                                                                                Scudder Portfolio Trust (2000)
                                                                                Scudder Securities Trust (2000)
                                                                                Scudder State Tax-Free Trust (2000)
                                                                                Scudder Tax-Free Money Fund (2000)
                                                                                Scudder Tax-Free Trust (2000)
                                                                                Scudder U.S. Treasury Money Fund (2000)
                                                                                Value Equity Trust (2000)

Jan C. Faller ([age])                     Vice President; Senior Vice           Global/International Fund, Inc. (1999)
                                          President, Scudder.

William E. Holzer ([age])                 Vice President; Managing Director,    Global/International Fund, Inc. (1989)
                                          Scudder.

Gerald J. Moran ([age])                   Vice President; Managing Director,    Global/International Fund, Inc. (1991)
                                          Scudder

William F. Gadsen ([age])                 Vice President; Managing Director,    Investment Trust (1996)
                                          Scudder

Kathleen T. Millard ([age])               Vice President; Managing Director,    Investment Trust (1999)
                                          Scudder

Gary A. Langbaum ([age])                  Vice President; Managing Director,    Investment Trust (2001)
                                          Scudder.                              Scudder Portfolio Trust (1999)

Robert D. Tymoczko ([age])                Vice President; Senior Vice           Investment Trust (1999)
                                          President, Scudder                    Scudder Securities Trust (2001)
                                                                                Value Equity Trust (1999)

Frank J. Rachwalski, Jr. ([age])          Vice President; Managing Director,    Scudder Cash Investment Trust (1999)
                                          Scudder                               Scudder Money Market Trust (1999)
                                                                                Scudder Tax-Free Money Fund (1999)
                                                                                Scudder U.S. Treasury Money Fund (1999)

Robert S. Cessine ([age])                 Vice President; Managing Director,    Scudder Funds Trust (1999)
                                          Scudder                               Scudder Portfolio Trust (1999)

John E. Dugenske ([age])                  Vice President; Vice President,       Scudder Funds Trust (1999)
                                          Scudder                               Scudder Income Trust (2000)

Scott E. Dolan ([age])                    Vice President                        Scudder Income Trust (2000)


Richard L. Vanderberg ([age])             Vice President; Managing Director,    Scudder Income Trust (2000)
                                          Scudder; formerly, Senior Vice
                                          President and portfolio manager
                                          with an unaffiliated investment
                                          management firm.

Irene T. Cheng ([age])                    Vice President; Managing Director,    Scudder International Fund, Inc. (1997)
                                          Scudder.

Joyce E. Cornell ([age])                  Vice President; Managing Director,    Scudder International Fund, Inc. (1996)
                                          Scudder

Carol L. Franklin ([age])                 Vice President; Managing Director,    Scudder International Fund, Inc. (1996)
                                          Scudder

Joan Gregory ([age])                      Vice President; Vice President,       Scudder International Fund, Inc. (1999)
                                          Scudder

Paul Rogers ([age])                       Vice President                        Scudder International Fund, Inc. (2001)

Peter Sartori ([age])                     Vice President                        Scudder International Fund, Inc. (2001)

Philip C. Condon ([age])                  Vice President; Managing Director,    Scudder Municipal Trust (1997)
                                          Scudder.                              Scudder State Tax-Free Trust (1997)
                                                                                Scudder Tax-Free Trust (1997)

Ashton P. Goodfield ([age])               Vice President; Senior Vice           Scudder Municipal Trust (1999)
                                          President, Scudder.                   Scudder State Tax-Free Trust (1999)
                                                                                Scudder Tax-Free Trust (1999)

Darko Kusmanonc ([age])                   Vice President                        Scudder Mutual Funds, Inc. (2001)

Nick Raffan ([age])                       Vice President                        Scudder Mutual Funds, Inc. (2001)

Shahram Tajbakhsh ([age])                 Vice President; Vice President,       Scudder Pathway Series (2001)
                                          Scudder

Harry E. Resis ([age])                    Vice President; Managing Director,    Scudder Portfolio Trust (2000)
                                          Scudder.

Peter Chin ([age])                        Vice President; Managing Director,    Scudder Securities Trust (1995)
                                          Scudder

J. Brooks Dougherty ([age])               Vice President; Managing Director,    Scudder Securities Trust (1998)
                                          Scudder

James E. Fenger ([age])                   Vice President; Managing Director,    Scudder Securities Trust (1998)
                                          Scudder

Sewall Hodges ([age])                     Vice President; Managing Director,    Scudder Securities Trust (1999)
                                          Scudder.

Robert L. Horton ([age])                  Vice President; Senior Vice           Scudder Securities Trust (2000)
                                          President, Scudder.

Blair J. Treisman ([age])                 Vice President                        Scudder Securities Trust (2000)

Eleanor R. Brennan ([age])                Vice President; Senior Vice           Scudder State Tax-Free Trust (1999)
                                          President, Scudder.

Rebecca Wilson ([age])                    Vice President; Vice President,       Scudder State Tax-Free (1995)
                                          Scudder Trust

Lois Roman ([age])                        Vice President; Senior Vice           Value Equity Trust (1999)
                                          President, Scudder

Caroline Pearson ([age])                  Assistant Secretary; Managing         Global/International Fund, Inc. (1997)
                                          Director, Scudder; formerly           Investment Trust (1997)
                                          Associate, Dechert (law firm) 1989    Scudder Cash Investment Trust (1997)
                                          to 1997.                              Scudder Funds Trust (1997)
                                                                                Scudder Income Trust (2000)
                                                                                Scudder International Fund, Inc. (1997)
                                                                                Scudder Money Market Trust (1997)
                                                                                Scudder Municipal Trust (1997)
                                                                                Scudder Mutual Funds, Inc. (1997)
                                                                                Scudder Pathway Series (1997)
                                                                                Scudder Portfolio Trust (1997)
                                                                                Scudder Securities Trust (1997)
                                                                                Scudder State Tax-Free Trust (1997)
                                                                                Scudder Tax-Free Money Fund (1997)
                                                                                Scudder Tax-Free Trust (1997)
                                                                                Scudder U.S. Treasury Money Fund (1997)
                                                                                Value Equity Trust (1997)

John R. Hebble ([age])                    Treasurer; Senior Vice President,     Global/International Fund, Inc. (1998)
                                          Scudder.                              Investment Trust (1998)
                                                                                Scudder Cash Investment Trust (1998)
                                                                                Scudder Funds Trust (1998)
                                                                                Scudder Income Trust (1997)
                                                                                Scudder International Fund, Inc. (1998)
                                                                                Scudder Money Market Trust (1998)
                                                                                Scudder Municipal Trust (1998)
                                                                                Scudder Mutual Funds, Inc. (1998)
                                                                                Scudder Pathway Series (1998)
                                                                                Scudder Portfolio Trust (1998)
                                                                                Scudder Securities Trust (1998)
                                                                                Scudder State Tax-Free Trust (1998)
                                                                                Scudder Tax-Free Money Fund (1998)
                                                                                Scudder Tax-Free Trust (1998)
                                                                                Scudder U.S. Treasury Money Fund (1998)
                                                                                Value Equity Trust (1998)

Thomas Lally ([age])                      Assistant Treasurer                   Global/International Fund, Inc. (2001)
                                                                                Investment Trust (2001)
                                                                                Scudder Cash Investment Trust (2001)
                                                                                Scudder Funds Trust (2001)
                                                                                Scudder Income Trust (2001)
                                                                                Scudder International Fund, Inc. (2001)
                                                                                Scudder Money Market Trust (2001)
                                                                                Scudder Municipal Trust (2001)
                                                                                Scudder Mutual Funds, Inc. (2001)
                                                                                Scudder Pathway Series (2001)
                                                                                Scudder Portfolio Trust (2001)
                                                                                Scudder Securities Trust (2001)
                                                                                Scudder State Tax-Free Trust (2001)
                                                                                Scudder Tax-Free Money Fund (2001)
                                                                                Scudder Tax-Free Trust (2001)
                                                                                Scudder U.S. Treasury Money Fund (2001)
                                                                                Value Equity Trust (2001)

Brenda Lyons ([age])                      Assistant Treasurer; Senior Vice      Global/International Fund, Inc.(1998)
                                          President, Scudder                    Investment Trust ( 2000)
                                                                                Scudder Cash Investment Trust (2000)
                                                                                Scudder Funds Trust (2000)
                                                                                Scudder Income Trust (2000)
                                                                                Scudder International Fund, Inc. (2000)
                                                                                Scudder Money Market Trust (2000)
                                                                                Scudder Municipal Trust (2000)
                                                                                Scudder Mutual Funds, Inc. (2000)
                                                                                Scudder Pathway Series (2000)
                                                                                Scudder Portfolio Trust (2000)
                                                                                Scudder Securities Trust (2000)
                                                                                Scudder State Tax-Free Trust (2000)
                                                                                Scudder Tax-Free Money Fund (2000)
                                                                                Scudder Tax-Free Trust (2000)
                                                                                Scudder U.S. Treasury Money Fund (2000)
                                                                                Value Equity Trust (2000)


(1) Unless otherwise stated, all of the officers have been associated with their respective Companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees/ Directors in each calendar year and until his or her Successor has been duly elected and qualified, and all other officers hold office as the Trustees/Directors permit in accordance with the By-laws of the applicable Trust.